UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement.
[ ]	Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))
[X]	Definitive Information Statement.

Catholic Responsible Investments Funds
(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)    Title of each class of securities to which transaction applies:

____________________________________________________________________________________________

(2)    Aggregate number of securities to which transaction applies:

____________________________________________________________________________________________

(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

____________________________________________________________________________________________

(4)    Proposed maximum aggregate value of transaction:

____________________________________________________________________________________________

(5)    Total fee paid:

____________________________________________________________________________________________

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:

____________________________________________________________________________________________

(2)    Form, Schedule or Registration Statement No.:

____________________________________________________________________________________________

(3)    Filing Party:

____________________________________________________________________________________________

(4)    Date Filed:

____________________________________________________________________________________________

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Catholic Responsible Investments Small-Mid Cap Equity Fund

(formerly, Catholic Responsible Investments Small-Cap Fund)

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT

The Information Statement is available at

https://cbisonline.com/us/legal-financial/

September 28, 2026

As a shareholder of the Catholic Responsible Investments Small-Mid Cap Equity Fund (the “Fund”), a series of Catholic Responsible Investments Funds (the “Trust”), you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to the hiring of GW&K Investment Management (“GW&K”), Parametric Portfolio Associates, LLC (“Parametric”), Victory Capital Management Inc. (“Victory”) and Westfield Capital Management Company, L.P. (“Westfield” and, together with GW&K, Parametric and Victory, the “Sub-Advisers”) as investment sub-advisers to the Fund. This notice presents only an overview of the more complete Information Statement. We encourage you to review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only and, as a shareholder of the Fund, you need not take any action.

Summary of Information Statement

As discussed in greater detail in the Information Statement, at a meeting held on May 18 – 19, 2026, the Board of Trustees of the Trust (the “Board”) approved: (i) a new investment sub-advisory agreement between Christian Brothers Investment Services, Inc. (“CBIS”), the investment adviser of the Fund, and GW&K, pursuant to which GW&K serves as an investment sub-adviser to the Fund (the “New GW&K Sub-Advisory Agreement”); (ii) a new investment sub-advisory agreement between CBIS and Parametric, pursuant to which Parametric serves as an investment sub-adviser to the Fund (the “New Parametric Sub-Advisory Agreement”); (iii) a new investment sub-advisory agreement between CBIS and Victory, pursuant to which Victory serves as an investment sub-adviser to the Fund (the “New Victory Sub-Advisory Agreement”); and (iv) a new investment sub-advisory agreement between CBIS and Westfield, pursuant to which Westfield serves as an investment sub-adviser to the Fund (the “New Westfield Sub-Advisory Agreement” and, together with the New GW&K Sub-Advisory Agreement, New Parametric Sub-Advisory Agreement and New Victory Sub-Advisory Agreement, the “New Sub-Advisory Agreements”). The Board approved the appointments of GW&K, Parametric, Victory and Westfield to be effective as of a date determined by the officers of the Trust, which the officers determined to be June 30, 2026.

The U.S. Securities and Exchange Commission has issued an exemptive order that permits CBIS to enter into and materially amend sub-advisory agreements with the approval of the Board, but without obtaining shareholder approval. A condition of this order requires CBIS to furnish shareholders with information about the sub-advisers and the sub-advisory agreements. Accordingly, the purpose of the Information Statement is to furnish shareholders with detailed information about the Sub-Advisers and the New Sub-Advisory Agreements.

You may print and view the full Information Statement on the internet at https://cbisonline.com/us/legal-financial/. The Information Statement will be available on the website until at least December 27, 2026. To view and print the Information Statement, click on the link of the Information Statement in order to open the document. A paper or email copy of the Information Statement is available, free of charge, by contacting the Fund by telephone at 866-348-6466 or by mail at: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101 until December 27, 2026. The Fund’s most recent annual report dated October 31, 2025 and the Fund’s most recent semi-annual report dated April 30, 2026 are available upon request, without charge, by contacting your financial intermediary or writing to the Fund at: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101 or calling 866-348-6466.

 2

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Catholic Responsible Investments Small-Mid Cap Equity Fund

(formerly, Catholic Responsible Investments Small-Cap Fund)

INFORMATION STATEMENT

September 28, 2026

This information statement (the “Information Statement”) is being made available to the shareholders of the Catholic Responsible Investments Small-Mid Cap Equity Fund (the “Fund”), a series of Catholic Responsible Investments Funds (the “Trust”). This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board” or the “Trustees”) of: (i) a new investment sub-advisory agreement between Christian Brothers Investment Services, Inc. (“CBIS”), the investment adviser of the Fund, and GW&K Investment Management (“GW&K”), pursuant to which GW&K serves as an investment sub-adviser to the Fund (the “New GW&K Sub-Advisory Agreement”); (ii) a new investment sub-advisory agreement between CBIS and Parametric Portfolio Associates, LLC (“Parametric”), pursuant to which Parametric serves as an investment sub-adviser to the Fund (the “New Parametric Sub-Advisory Agreement”); (iii) a new investment sub-advisory agreement between CBIS and Victory Capital Management Inc. (“Victory”), pursuant to which Victory serves as an investment sub-adviser to the Fund (the “New Victory Sub-Advisory Agreement”); and (iv) a new investment sub-advisory agreement between CBIS and Westfield Capital Management Company, L.P. (“Westfield” and, together with GW&K, Parametric and Victory, the “Sub-Advisers”), pursuant to which Westfield serves as an investment sub-adviser to the Fund (the “New Westfield Sub-Advisory Agreement” and, together with the New GW&K Sub-Advisory Agreement, New Parametric Sub-Advisory Agreement and New Victory Sub-Advisory Agreement, the “New Sub-Advisory Agreements”).

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order that permits CBIS to enter into, and to materially amend, sub-advisory agreements with the approval of the Board, but without obtaining shareholder approval. A condition of this order requires CBIS to furnish shareholders with information about the Sub-Advisers and the New Sub-Advisory Agreements.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

CBIS is the Fund’s investment adviser. Pursuant to the terms of an exemptive order granted to CBIS by the SEC on February 15, 2022 (the “Exemptive Order”), CBIS employs a so-called “manager-of-managers” arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a fund’s shareholders approve all agreements pursuant to which persons serve as an investment adviser or sub-adviser to the fund. The Exemptive Order exempts CBIS and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows CBIS, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Fund without a shareholder vote.

As described in more detail below, at its meeting held on May 18 – 19, 2026 (the “Meeting”), the Board approved: (i) the appointment of GW&K as an investment sub-adviser to Fund and the New GW&K Sub-Advisory Agreement; (ii) the appointment of Parametric as an investment sub-adviser to the Fund and the

New Parametric Sub-Advisory Agreement; (iii) the appointment of Victory as an investment sub-adviser to the Fund and the New Victory Sub-Advisory Agreement; and (iv) the appointment of Westfield as an investment sub-adviser to the Fund and the New Westfield Sub-Advisory Agreement. The Board approved the appointments of GW&K, Parametric, Victory and Westfield to be effective as of a date determined by the officers of the Trust, which the officers determined to be June 30, 2026. The assets of the Fund were previously managed by RhumbLine Advisers (“RhumbLine”), which has ceased providing investment sub-advisory services to the Fund.

CBIS recommended that the Board approve the termination of RhumbLine as an investment sub-adviser to the Fund solely because Rhumbline is an indexing investment manager and that the Fund’s change from a passively-managed, small-cap equity index fund to an actively-managed, small-mid cap equity fund required active, small-mid cap equity investment managers with complementary investment styles.

CBIS recommended that the Board approve the appointment of GW&K as an investment sub-adviser to the Fund due to, among other factors, the anticipated risk/return profile of GW&K’s small/mid-cap core strategy in both declining and rising market environments, the consistency and depth of the fundamental analysis performed by GW&K in selecting portfolio investments, and the thoughtful and deliberate approach of GW&K’s lead portfolio manager. CBIS recommended that the Board approve the appointment of Parametric as an investment sub-adviser to the Fund because CBIS believes, among other things, that the addition of Parametric’s cash equitization strategy, which is intended to allow the Fund’s other investment sub-advisers to remain more fully invested, will help facilitate inflows and outflows without negatively impacting the other sleeves in the Fund. CBIS recommended that the Board approve the appointment of Victory as an investment sub-adviser to the Fund for multiple reasons, including CBIS’ positive assessment of Victory’s Integrity Asset Management (“Integrity”) investment franchise, which is responsible for managing Victory’s allocated portion of the Fund, the cohesiveness and stability of Integrity’s investment team and Integrity’s emphasis on discipline and risk management throughout the investment process. CBIS recommended that the Board approve the appointment of Westfield as an investment sub-adviser to the Fund because CBIS believes that the Fund will benefit from, among other things, the expected performance and portfolio characteristics of Westfield’s small/mid-cap growth equity strategy, Westfield’s team-based investment decision making process and the experience of Westfield’s investment personnel.

In connection with the appointments of GW&K, Parametric, Victory and Westfield as investment sub-advisers to the Fund, CBIS proposed, and the Board and the Fund’s shareholders approved, an increase in the investment advisory fees payable by the Fund to CBIS. The investment sub-advisory fees payable to GW&K, Parametric, Victory and Westfield are paid by CBIS from this new, higher investment advisory fee. Accordingly, the appointments of GW&K, Parametric, Victory and Westfield as investment sub-advisers to the Fund are not expected to result in an increase in the total management and advisory fees payable by the Fund. If CBIS determines to hire new investment sub-advisers, or reallocate the Fund’s assets in the future, the Fund’s management and advisory fees may increase.

THE BOARD’S CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENTS

In preparation for the Meeting, the Trustees requested that CBIS and the Sub-Advisers furnish information necessary to evaluate the terms of the New Sub-Advisory Agreements. The Trustees used this information, as well as other information that CBIS, the Sub-Advisers and other service providers of the Fund presented or submitted to the Board at the Meeting, to help them decide whether to approve the New Sub-Advisory Agreements for an initial two-year term.

Specifically, the Board requested and received written materials from CBIS, the Sub-Advisers and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Sub-Advisers; (ii) the Sub-Advisers’ investment management personnel; (iii) the Sub-Advisers’ operations and information about their financial condition, capitalization, profitability or financial viability to sub-advise the Fund; (iv) the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fees to be paid to CBIS and the Sub-Advisers and overall fees and operating expenses; (vi) the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (vii) the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (viii) the Sub-Advisers’ investment experience; (ix) CBIS’ rationale for recommending the Sub-Advisers; and (x) GW&K’s, Victory’s and Westfield’s performance in managing similar accounts.

Representatives from CBIS and the Sub-Advisers presented additional information and participated in question and answer sessions at the Meeting to help the Trustees evaluate the Sub-Advisers’ services, fees and other aspects of the New Sub-Advisory Agreements.

Based on their evaluation of the information provided by CBIS and the Sub-Advisers, the Trustees, including all of the trustees who are not parties to the New Sub-Advisory Agreements nor are considered “interested persons” (as such term is defined in the 1940 Act) of any party to the New Sub-Advisory Agreements (the “Independent Trustees”), voting separately, approved the New Sub-Advisory Agreements at the Meeting. In considering the approval of the New Sub-Advisory Agreements, the Board considered various factors that it determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Sub-Advisers; and (ii) the fees to be paid to CBIS and the Sub-Advisers, as discussed in further detail below.

Nature, Extent and Quality of Services to be Provided by the Sub-Advisers

In considering the nature, extent and quality of the services to be provided by the Sub-Advisers, the Board reviewed the services to be provided by the Sub-Advisers to the Fund, including the quality of the portfolio management personnel, the resources of the Sub-Advisers and each Sub-Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed New Sub-Advisory Agreements. The Trustees also reviewed the Sub-Advisers’ proposed investment and risk management approaches for the Fund. The Trustees considered that CBIS would supervise and monitor the performance of the Sub-Advisers. The responses of the Sub-Advisers to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Sub-Advisers to the Funds were available to the Board, as were the most recent investment adviser registration forms (“Form ADV”) for the Sub-Advisers, in the materials or through publicly available disclosure.

The Trustees also considered other services to be provided to the Fund by the Sub-Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Sub-Advisers would be satisfactory.

Investment Performance of the Sub-Advisers

Because the Sub-Advisers are new to the Fund and have not managed Fund assets, they did not yet have investment performance records with respect to the Fund and it was not possible to determine the profitability that the Sub-Advisers might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Sub-Advisers as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Sub-Advisers’ investment performance with respect to the Fund, the Sub-Advisers’ profitability, or the extent to which economies of scale would be realized by the Sub-Advisers as the assets of the Fund grow, but will do so during future considerations of the New Sub-Advisory Agreements.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to CBIS, as well as the fees payable by CBIS to the Sub-Advisers, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to CBIS and the Sub-Advisers. The Trustees also considered that CBIS, and not the Fund, would pay the Sub-Advisers pursuant to the New Sub-Advisory Agreements, and that the fees payable to the Sub-Advisers would reflect arms-length negotiations between CBIS and the Sub-Advisers. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by the Sub-Advisers.

Approval of the New Sub-Advisory Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the New Sub-Advisory Agreements, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the New Sub-Advisory Agreements for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

DESCRIPTION OF THE MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENTS

The New Sub-Advisory Agreements are included in the Exhibits to this Information Statement.  Set forth below is a summary of all material terms of the New Sub-Advisory Agreements. Although the summary below is qualified in its entirety by reference to the New GW&K Sub-Advisory Agreement included as Exhibit A, the New Parametric Sub-Advisory Agreement included as Exhibit B, the New Victory Sub-Advisory Agreement included as Exhibit C and the New Westfield Sub-Advisory Agreement included as Exhibit D, shareholders should still read the summary below carefully.

•         Investment Advisory Services

Each Sub-Adviser is responsible for providing the following investment advisory services to the Fund in regard to its allocated portion of the Fund under its New Sub-Advisory Agreement: (i) regularly providing the Fund with investment research, advice and supervision; (ii) continuously furnishing an investment program consistent with the investment objectives and policies of the Fund; (iii) deciding what investments will be purchased, retained or sold with respect to the Fund; (iv) arranging for the purchase and the sale of investments held by the Fund by placing purchase and sale orders with brokers or dealers selected by the Sub-Adviser; (v) in connection with the selection of brokers or dealers and the placing of orders, seeking best execution considering all relevant circumstances; and (vi) providing CBIS, the Trust and CBIS’ and the Trust’s respective officers with periodic reports concerning the obligations the Sub-Adviser has assumed under its New Sub-Advisory Agreement as CBIS and the Trust may reasonably request.  All services provided by a Sub-Adviser under its New Sub-Advisory Agreement are required to be performed in accordance with the Fund’s registration statement, compliance policies and procedures, and governing documents, the instructions of CBIS and of the Board, and the requirements of the 1940 Act and other applicable laws.

•         Liability of the Sub-Advisers and Indemnification

Each Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund’s Disclosure Documents1 relating to the Sub-Adviser and the Sub-Adviser’s affiliates, the Fund’s investment strategies and related risks and other information supplied by the Sub-Adviser for inclusion therein.

Each Sub-Adviser shall generally be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Sub-Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the registration statement or as approved by the Board from time to time and provided to the Sub-Adviser; or (ii) applicable law, including but not limited to the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), including, but not limited to, the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code (the investments described in this section collectively are referred to as “Improper Investments”).

Each Sub-Adviser has an obligation to indemnify and hold harmless the Trust, each affiliated person of the Trust as defined in the 1940 Act, and each person who controls the Trust as defined in the Securities Act of 1933, as amended (any said person, an “Indemnified Party”), against any and all losses, claims, damages, expenses or liabilities (including the reasonable costs of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) arising out of or based upon: (i) a material breach by the Sub-Adviser of its New Sub-Advisory Agreement or of the representations and warranties made by the Sub-Adviser in its New Sub-Advisory Agreement; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Sub-Adviser contained in any Disclosure Document relating to the Sub-Adviser or its affiliates, the Fund’s investment strategies and related risks, and other information supplied by the Sub-Adviser for inclusion therein, or the omission by the Sub-Adviser from a Disclosure Document of a material fact regarding the Sub-Adviser or the Sub-Adviser’s investment program required to be stated therein or necessary to make the statements therein not misleading (with respect to this clause (iii), such obligation does not apply to GW&K under the GW&K Sub-Advisory Agreement); or (iv) the Sub-Adviser’s performance or non-performance of its duties under

1 “Disclosure Documents” means the Fund’s registration statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and any advertising and sales material related to the Fund.

its New Sub-Advisory Agreement and, except as otherwise provided in the New Parametric Sub-Advisory Agreement, Parametric’s performance or non-performance of its duties under the New Parametric Sub-Advisory Agreement where Parametric acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the New Parametric Sub-Advisory Agreement in such performance or non-performance; provided, however, that nothing shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or its shareholders to which such Indemnified Party otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

•         Maintenance of Books and Records

Under each New Sub-Advisory Agreement the applicable Sub-Adviser is required to maintain separate books and detailed records of all matters pertaining to the Fund’s assets advised by such Sub-Adviser as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by CBIS, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Sub-Adviser’s responsibilities under its New Sub-Advisory Agreement with respect to the Fund, and shall preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

•         Reporting Obligation

Each Sub-Adviser has an obligation to provide the Trust and CBIS with quarterly compliance reports regarding the Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and, with respect to the New GW&K Sub-Advisory Agreement, New Victory Sub-Advisory Agreement and New Westfield Sub-Advisory Agreement, Subchapter M of the Code, and the Fund’s and CBIS’ policies, guidelines, or procedures as applicable to such Sub-Adviser’s obligations under its New Sub-Advisory Agreement. Each Sub-Adviser also has an obligation to notify the Trust’s Chief Compliance Officer and CBIS’ Chief Compliance Officer promptly upon detection of, among other things, (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law or, with respect to the New Parametric Sub-Advisory Agreement, the Disclosure Documents; or (ii) any material breach of any of the Fund’s or such Sub-Adviser’s policies, guidelines or procedures.

•         Duration and Termination

Each New Sub-Advisory Agreement is scheduled to continue in effect for an initial two year term, and may be continued from year to year thereafter if approved by (a) a majority vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Fund. Each New Sub-Advisory Agreement can be terminated (a) by the Trust, without the payment of any penalty, either (i) by vote of the Board or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund, (b) by CBIS at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the applicable Sub-Adviser and the Trust, or (c) by the applicable Sub-Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to CBIS and the Trust.

•         Governing Law

Each New Sub-Advisory Agreement is governed by and construed in accordance with the substantive laws of the State of Delaware.

INFORMATION ABOUT CBIS

CBIS currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and CBIS, dated November 17, 2021. As of December 31, 2025, CBIS had approximately $12.6 billion in assets under management. The Fund is managed by CBIS pursuant to a manager-of-managers structure, whereby CBIS has overall responsibility for the general management and day-to-day operations of the Fund, but has retained investment sub-advisers to make the investment decisions for allocated portions of the Fund’s assets. For its services to the Fund, CBIS is entitled to a fee, which is calculated daily and paid monthly, at the following annual rate based on the average daily net assets of the Fund:

Fund	Advisory Fee
Catholic Responsible Investments Small-Mid Cap Equity Fund	0.78%*

* Prior to June 30, 2026, the advisory fee for the Fund was 0.20%.

During the fiscal year ended October 31, 2025, the Fund paid CBIS the following advisory fees:

Fund	Contractual Fees Paid	Fees Waived by CBIS	Total Fees Paid to CBIS
	2025	2025	2025
Catholic Responsible Investments Small-Mid Cap Equity Fund	$1,091,551	$0	$1,091,551

INFORMATION ABOUT GW&K

GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a sub-adviser to a portion of the assets of the Fund. GW&K has extensive experience providing discretionary investment advisory and sub-advisory services to a broad range of clients. Established in 1974, GW&K offers actively managed equity and fixed income investment solutions designed to meet the needs of a diverse client base. GW&K is an affiliate of Affiliated Managers Group Inc. (“AMG”), a publicly traded global asset management company (NYSE: AMG). GW&K operates independently and autonomously, with AMG holding a majority interest in the firm as GW&K’s institutional partner.  The balance of the firm is owned by GW&K’s partners, who are responsible for the day-to-day management and operation of GW&K. AMG holds equity interests in a number of investment management firms (“AMG Affiliates”).  Within this structure, GW&K maintains operational autonomy in managing its business. AMG does not have any role in the day-to-day management of GW&K. Each of AMG’s Affiliates, including GW&K, operates autonomously and independently of AMG and each other. GW&K does not have any business dealings with the AMG Affiliates and does not conduct any joint operations with them. GW&K carries out its asset management activity, including the exercise of investment discretion and voting rights, independent of the AMG Affiliates. As of March 31, 2026, GW&K had approximately $52.6 billion in assets under management.

Listed below are the names and titles of each principal executive officer of GW&K. The address of each principal executive officer is 222 Berkeley Street, Boston, Massachusetts 02116.

Name	Title
Thomas F.X. Powers	CEO
Michael J. Clare	President
Harold G. Kotler, CFA	Founder-Chairman, CIO

Lewis Collins	Partner, General Counsel
John B. Fox, CFA	Partner, Co-Director, Fixed Income
Gayle Hodus	Partner, Director, Human Resources
Brian T. King, CFA	Partner, Director, Advisory
Brett S. Kozlowski, CFA	Partner, Taxable Bond Portfolio Manager
Brian T. Maguire, CPA	Partner, Chief Financial Officer
Daniel L. Miller, CFA	Partner, Director, Equities
David J. Rouse	Partner, Chief Compliance Officer
Bryan D. Scott, CFA	Partner, Director, Enterprise Operations & Analytics
Kara M. South, CFA	Partner, Municipal Bond Portfolio Manager
Jeffrey W. Thibault, CFA	Partner, Equity Portfolio Manager
Martin R. Tourigny, CFA	Partner, Municipal Bond Portfolio Manager

GW&K currently serves as an investment adviser (or sub-adviser) to the following registered investment companies (or allocated portions thereof) and employs substantially similar investment strategies in managing such registered investment companies (or allocated portions thereof) as GW&K employs in managing the Fund.

Fund Name	Approximate Fund Net Assets (as of June 30, 2026)
AMG GW&K Small/Mid Cap Core Fund	$824 million

INFORMATION ABOUT PARAMETRIC

Parametric, located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, serves as a sub-adviser to a portion of the assets of the Fund. Parametric’s customized exposure management solutions use individual securities, ETFs, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. Parametric is a wholly-owned subsidiary of Morgan Stanley, a publicly traded company that is traded on the NYSE under the ticker symbol MS. Parametric is part of Morgan Stanley Investment Management, the asset management division of Morgan Stanley. Parametric is owned directly by Morgan Stanley Capital Management, LLC, a privately held subsidiary of Morgan Stanley. As of March 31, 2026, Parametric had approximately $684.48 billion in assets under management.

Listed below are the names and titles of each principal executive officer of Parametric. The address of each principal executive officer is 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104.

Name	Title
Tom Lee, CFA	Co-President and Chief Investment Officer
Ranjit Kapila	Co-President and Chief Operating Officer
Mellissa Fell	Chief Administrative Officer
Rob Ciro	Managing Director, Product Management
Ariana Fuller	Managing Director, Client Relations Group
Brian Herscovici, CFA	Chief Operating Officer, Investments
Shivani Patil	Managing Director, Head of Technology
Jon Rocafort, CFA	Managing Director, Head of Fixed Income
Jennifer Sireklove, CFA	Managing Director, Investment Strategy
Greg Thompson	Managing Director, Head of Operations
Chris Uhas, CFA	Managing Director, Head of Institutional Distribution

Parametric currently serves as an investment adviser (or sub-adviser) to the following registered investment companies (or allocated portions thereof) and employs substantially similar investment strategies in managing such registered investment companies (or allocated portions thereof) as Parametric employs in managing the Fund.

Fund Name	Approximate Fund Net Assets (as of June 30, 2026)
Mercer US Small/Mid Cap Equity Fund	$54,886,009
GuideStone Small Cap Equity Fund	$10,976,632

INFORMATION ABOUT VICTORY

Victory, located at 15935 La Cantera Parkway, San Antonio, Texas 78256, serves as a sub-adviser to a portion of the assets of the Fund through its Integrity Asset Management investment franchise. Victory Capital is a wholly owned subsidiary of Victory Capital Operating LLC, which is owned by VCH Holdings, LLC, which is owned by Victory Capital Holdings, Inc. (VCH), which trades under the ticker VCTR on the NASDAQ exchange. Victory Capital is a U.S. SEC-registered diversified global asset management firm operating a next-generation business model combining boutique investment qualities with the benefits of a fully integrated, centralized operating and distribution platform. Victory Capital provides specialized investment strategies to institutions, intermediaries, retirement platforms and individual investors. With autonomous investment franchises and a solutions business, Victory Capital offers a wide array of investment styles and investment vehicles including separately managed accounts, actively managed mutual funds, rules-based and active ETFs, multi-asset class strategies, custom-designed solutions, and a 529 Education Savings Plan. Through predecessor firms, Victory Capital was organized in 1894 and registered with the SEC in 1972. As of March 31, 2026, VCM had approximately $313.1 billion in assets under management.

Listed below are the names and titles of each principal executive officer of Victory. The address of each principal executive officer is 15935 La Cantera Parkway; San Antonio, Texas 78256.

Name	Title
David C. Brown	Chairman, Director, and Chief Executive Officer
Michael D. Policarpo	Chief Financial Officer and Chief Administrative Officer, Director
Mannik Dhillon	President, Investment Franchises & Solutions
Nina Gupta	Chief Legal Officer and Secretary, Head of Human Resource Administration, Director

Victory currently serves as an investment adviser (or sub-adviser) to the following registered investment companies (or allocated portions thereof) and employs substantially similar investment strategies in managing such registered investment companies (or allocated portions thereof) as Victory employs in managing the Fund.

Fund Name	Approximate Fund Net Assets (as of June 30, 2026)
PACE® Small/Medium Company Value Equity Investments	$152.9 million
Victory Integrity Small/Mid-Cap Value Equity Fund	$371.3 million

INFORMATION ABOUT WESTFIELD

Westfield, located at One Financial Center, Boston, Massachusetts 02111, serves as a sub-adviser to a portion of the assets of the Fund. Westfield is employee-owned, led by CEO William A. Muggia. Monex Group, Inc. has a 20% non-controlling equity interest in Westfield through its affiliate MG AM Holdings, Inc. Westfield is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Strategic business decisions are managed and controlled by the Management Committee composed of William A. Muggia, Richard D. Lee, Robert T. Flores, John M. Montgomery, Jenny A. Muller, Katheryn A. Kearney, Matthew R. Renna, and Justin M. Moscardelli. Monex Limited Partner has two seats on the Management Committee. Westfield has been providing investment advisory services since its founding in 1989. As of March 31, 2026, Westfield had approximately $24.7 billion in assets under management.

Listed below are the names and titles of each principal executive officer of Westfield. The address of each principal executive officer is One Financial Center, Boston, Massachusetts 02111.

Name	Title
William A. Muggia	President, CEO & CIO, Management Committee Chair
Richard D. Lee, CFA	Managing Partner, CIO
Matthew R. Renna	Managing Partner
Robert T. Flores	Managing Partner
John M. Montgomery	Managing Partner, COO
Jenny A. Muller, CFA	Managing Partner, Director of Marketing & Client Service
Kathryn A. Kearney	Partner, CFO, CCO
Justin M. Moscardelli	Partner, Marketing & Client Service

Westfield currently serves as an investment adviser (or sub-adviser) to the following registered investment companies (or allocated portions thereof) and employs substantially similar investment strategies in managing such registered investment companies (or allocated portions thereof) as Westfield employs in managing the Fund.

Fund Name	Approximate Fund Net Assets (as of June 30, 2026)
Mercer US Small/MID Cap Growth Equity Fund	$384,239,586.45
Edward Jones Bridgebuilder Tax Managed SMID Cap Fund	$704,051,934.68*

* Model delivery assets under administration.

ADDITIONAL INFORMATION

Information about Other Service Providers

SEI Investments Global Funds Services (“SEIGFS”) serves as the Fund’s administrator.  SEI Investments Distribution Co. (“SIDCO”) serves as the Fund’s distributor and principal underwriter.  SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Payment of Expenses

The Fund will pay the expenses of the preparation, printing and mailing of this Information Statement.

Commissions Paid to Affiliated Brokers

During the fiscal year ended October 31, 2025, the Fund did not pay any brokerage commissions on Fund transactions effected by affiliated brokers.

Beneficial Ownership of Shares

As of August 31, 2026, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

Catholic Responsible Investments Small-Mid Cap Equity Fund
Name and Address	% of Fund
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	17.26%
CAPINCO C/O US BANK NA 1555 N RIVER CENTER DR SUITE 302 MILWAUKEE, WI 53212	12.89%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 BETA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	7.21%

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trust’s transfer agent.

Annual Report to Shareholders

For a free copy of the Fund’s annual report dated October 31, 2025, which covers the period from November 1, 2024 to October 31, 2025, or the Fund’s semi-annual report dated April 30, 2026, which covers the period from November 1, 2025 to April 30, 2026, shareholders of the Fund may call 1-866-348-6466 or write to the Fund at: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address.  Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address.  Please call 1-866-348-6466 or forward a written request to Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services,

LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101 if you would like to (1) receive a separate copy of this Information Statement; (2) receive your annual reports, semi-annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or information statements if you are currently receiving multiple copies at a shared address.

Submission of Shareholder Proposals

The Trust is organized as a statutory trust under the laws of the State of Delaware.  As such, the Trust is not required to, and does not, hold annual meetings.  Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust.  Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement.  Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations.  Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

EXHIBIT INDEX

(A)	Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and GW&K Investment Management, LLC, relating to the Catholic Responsible Investments Small-Mid Cap Equity Fund
(B)	Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Parametric Portfolio Associates, LLC, relating to the Catholic Responsible Investments Small-Mid Cap Equity Fund
(C)	Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Victory Capital Management Inc., relating to the Catholic Responsible Investments Small-Mid Cap Equity Fund
(D)	Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Westfield Capital Management Company, L.P., relating to the Catholic Responsible Investments Small-Mid Cap Equity Fund

EXHIBIT A

Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and GW&K Investment Management, LLC, relating to the Catholic Responsible Investments Small-Mid Cap Equity Fund

SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT (the “Agreement”) made as of this 24th day of June, 2026, by and between Christian Brothers Investment Services, Inc. (the “Adviser”), an Illinois corporation with its principal place of business at 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606, and GW&K Investment Management, LLC  (the “Subadviser”), a Delaware limited liability company, with the Subadviser’s principal place of business at 222 Berkeley Street, 15th Floor, Boston, MA 02116.

W I T N E S S E T H

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the series set forth on Schedule A to this Agreement (each, a “Fund,” and, collectively, the “Funds”), and pursuant to the provisions of the Investment Advisory Agreement, dated as of November 17, 2021, by and between the Adviser and the Trust (the “Management Agreement”), the Adviser has selected the Subadviser to act as sub-investment adviser of each Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth; and

WHEREAS, each of the Adviser and the Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Management Agreement contemplates that the Adviser may appoint a subadviser to perform some or all of the services for which the Adviser is responsible thereunder; and

WHEREAS, the Subadviser is willing to furnish these services to the Adviser and each Fund listed in Schedule A to this Agreement, as said Schedule may be amended from time to time upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1.      The Subadviser’s Services.

(a)              Discretionary Investment Management Services.  The Subadviser shall act as sub-investment adviser with respect to each Fund in regard to those Fund assets as may be allocated by the Adviser to the Subadviser (the “Assets”).  In said capacity, the Subadviser, subject to the supervision of the Adviser and the Board, regularly shall provide the Fund with investment research, advice, and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund.  The Subadviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect.  To carry out these obligations, the Subadviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions.   No reference in

this Agreement to the Subadviser having full discretionary authority over the Fund’s investments in any way shall limit the right of either the Adviser or the Board, in either the Adviser’s or the Board’s respective sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise either the Adviser’s or the Board’s respective right to control the overall management of the Fund’s assets.  As applicable and appropriate, and without limiting the generality of the foregoing, the Subadviser has the authority to enter into trading agreements on behalf of the Fund and to adhere on the Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”).

(b) Compliance.  The Subadviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”),  the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Subadviser’s business as a registered investment adviser.  The Subadviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions, and procedures approved by the Board or the Adviser and provided to the Subadviser.  In selecting the Fund’s portfolio securities and performing the Subadviser’s obligations hereunder, the Subadviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.  The Subadviser shall maintain compliance procedures that the Subadviser reasonably believes are adequate to ensure the compliance with the foregoing.  No supervisory activity undertaken by the Adviser or by the Board shall limit the Subadviser’s full responsibility for any of the foregoing.

(c)  Proxy Voting.

Pursuant to Board authority, the Adviser has the delegated authority to determine how proxies with respect to securities that are held by each Fund shall be voted.  The Adviser, and not the Sub-Adviser, is responsible for voting proxies for the Fund.

 The Sub-Adviser promptly shall forward to the Adviser any information or documents necessary for the Adviser to exercise the Adviser’s proxy voting responsibilities.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for filing shareholder resolutions or engaging in corporate dialogues with respect to companies held in a Fund’s portfolio in furtherance of Adviser’s Commitment to Catholic Responsible Investments.

(d) Recordkeeping.  The Subadviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Trust, or the Trust’s Board the information required to be supplied under this Agreement.

The Subadviser shall maintain separate books and detailed records of all matters pertaining to the Fund’s Assets advised by the Subadviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Subadviser’s responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”).  The Fund Books and Records shall be available to the Adviser and the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

(e) Holdings Information and Pricing.  The Subadviser shall provide regular reports regarding each Fund’s holdings, and, on the Subadviser’s own initiative, may furnish the Adviser, the Trust, and the Trust’s Board from time to time with whatever information the Subadviser believes is appropriate for this purpose.  The Subadviser agrees to notify the Adviser and the Board promptly if the Subadviser reasonably believes that the value of any security held by a Fund may not reflect fair value.  The Subadviser agrees to provide, upon request, any pricing information of which the Subadviser is aware to the Adviser, Trust, the Trust’s Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.

(f) Cooperation With Agents of the Adviser and the Trust.      The Subadviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding each Fund as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(g) Consultation With Other Subadvisers.       In performance of the Subadviser’s duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to a Fund or a subadviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund.  The Subadviser shall not provide investment advice to any assets of the Fund other than the Assets managed by the Subadviser.

2.      Code of Ethics.

The Subadviser has adopted a written code of ethics that the Subadviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), which the Subadviser has provided to the Adviser and the Trust.  The Subadviser shall ensure that the Subadviser’s “Access Persons” (as that term is defined in the Subadviser’s Code of Ethics) comply in all material respects with the Subadviser’s Code of Ethics, as in effect from time to time.  Upon request, the Subadviser shall provide the Adviser and the Trust with (i) a copy of the Subadviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Subadviser has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Subadviser’s Code of Ethics. Annually, the Subadviser shall furnish a written report to the Adviser and the Trust’s Board concerning the Subadviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1.  The Subadviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Subadviser.  The Subadviser immediately shall notify the Adviser and the Trust of any material violation of the Code, whether or not said violation relates to a security held by a Fund.

3.      Information and Reporting.

The Subadviser shall provide the Adviser, the Trust, and the Adviser’s and the Trust’s respective officers with such periodic reports concerning the obligations that the Subadviser has assumed under this Agreement as the Adviser and the Trust from time to time reasonably may request.

(a)              Notification of Breach / Compliance Reports.  The Subadviser shall notify the Trust’s Chief Compliance Officer and Adviser’s Chief Compliance Officer immediately upon detection of (i) any material failure to manage a Fund in accordance with the Fund’s investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Subadviser’s policies, guidelines, or procedures.  In addition, the Subadviser shall provide a quarterly report regarding each Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund’s and the Adviser’s policies, guidelines, or procedures as applicable to the Subadviser’s obligations under this Agreement. The Subadviser acknowledges and agrees that the Adviser, in the Adviser’s discretion, may provide these quarterly compliance certifications to the Board.  The Subadviser agrees to correct any said failure promptly and to take any action that the Board and/or the Adviser reasonably may request in connection with any said breach.  Upon request, the Subadviser also shall provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended.  The Subadviser promptly shall notify the Trust and the Adviser in the event that:  (i) the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Subadviser with the federal or state securities laws; or (ii) an actual change in control of the Subadviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b)              Inspection.  Upon reasonable request, the Subadviser agrees to make the Subadviser’s records and premises (including the availability of the Subadviser’s employees for interviews) -- to the extent that these records relate to the conduct of services provided to each Fund or the Subadviser’s conduct of the Subadviser’s business as an investment adviser -- reasonably available for compliance audits by the Adviser and/or the Trust’s officers, employees, accountants, or counsel; in this regard, the Trust and the Adviser acknowledge that the Subadviser shall have no obligation to make available proprietary information unrelated to the services provided by the Subadviser to the Fund or any information related to other clients of the Subadviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules, or regulations in the Subadviser’s management of the Fund.

(c)              Board and Filings Information.  The Subadviser shall provide the Adviser and the Trust with any information reasonably requested regarding the Subadviser’s management of each Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission.  The Subadviser shall make the Subadviser’s officers and employees available to meet with the Board from time to time on due notice to review the Subadviser’s investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(d)              Transaction Information.     The Subadviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents to perform such compliance testing on each Fund and the Subadviser’s services as the Adviser and the Trust, in the Adviser’s or the Trust’s respective sole discretion, may determine to be appropriate.  The provision of said information by the Subadviser to the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents in no way relieves the Subadviser of the Subadviser’s own responsibilities under this Agreement.

4.      Brokerage.

(a)              Principal Transactions.  In connection with purchases or sales of securities for the account of a Fund, neither the Subadviser nor any of the Subadviser’s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)              Placement of Orders.  The Subadviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund’s account with brokers or dealers selected by the Subadviser.  The Subadviser shall place these orders with or through such persons, brokers, or dealers chosen by the Subadviser to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the provisions of Section 4 of this Agreement.

(c)              Best Execution.  In executing Fund transactions and selecting brokers or dealers, the Subadviser is directed at all times to use the Subadviser’s best efforts to seek on behalf of each Fund the most-favorable execution, net price, and best overall terms available under the circumstances.  In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that the Subadviser deems relevant in accordance with Subadviser’s Best Execution Policy as in effect from time to time, including, among other factors, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  The Subadviser shall have the express authority to negotiate, open, continue, and terminate brokerage accounts and other trading arrangements with respect to all portfolio transactions entered into by the Subadviser for a Fund.

(d)              Access To Brokerage and Research.    It also is understood that it is desirable for each Fund that the Subadviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof.  The Subadviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by these brokers may be useful to the Subadviser in connection with the Subadviser’s or the Subadviser’s affiliates’ services to other clients.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser, therefore, also may consider the “brokerage and research services” provided (as this term is defined in Section 28(e) of the 1934 Act).  Consistent with any guidelines established by the Board and Section 28(e) of the 1934 Act, the Subadviser is authorized to pay to a broker or dealer who provides said brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser in good faith determines that this commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to the Subadviser’s discretionary clients, including the Funds.

(e)              Affiliated Brokers.  The Subadviser or any of the Subadviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to:  (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law.  These brokerage services are not within the scope of the duties of the Subadviser under this Agreement.  Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or the Subadviser’s affiliates may receive brokerage commissions, fees, or other remuneration from a Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

(f)              Aggregated Transactions.  The Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Subadviser, or the Trust’s principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what these would be with other qualified firms.  On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased.  In said event, the Subadviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser reasonably considers to be equitable and consistent with the Subadviser’s fiduciary obligations to the Fund and to such other clients under the circumstances.

(g)              Reporting of Transactions.  The Subadviser shall provide each Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise shall cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodians and foreign custodians, the Trust’s transfer agent and pricing agents, and all other agents and representatives of the Trust.

5.      Custody.

Nothing in this Agreement shall permit the Subadviser to take or receive physical possession of cash, securities, or other investments of a Fund.

6.      Allocation of Charges and Expenses.

The Subadviser shall bear the Subadviser’s own costs of providing services hereunder.  Other than as herein specifically indicated, the Subadviser shall not be responsible for a Fund’s or the Adviser’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.      Representations, Warranties, and Covenants.

(a)              Properly Registered.  The Subadviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement.  The Subadviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Subadviser, there is no proceeding or investigation that reasonably is likely to result in the Subadviser being prohibited from performing the services contemplated by this Agreement.  The Subadviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser to an investment company.  The Subadviser is in compliance in all material respects with all applicable federal and state law in connection with the Subadviser’s investment management operations.

(b)              ADV Disclosure.  The Subadviser has provided the Adviser and the Trust with a copy of Part I of the Subadviser’s Form ADV, as most-recently filed with the Commission, and with a copy of Part 2A of the Subadviser’s Form ADV, as most-recently updated, and, promptly after filing any amendment to the Subadviser’s Form ADV with the Commission or updating Part 2A of the Subadviser’s Form ADV, shall furnish a copy of said amendments or updates to the Adviser and the Trust.  The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c)              Fund Disclosure Documents.  The Subadviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to each Fund (collectively the “Disclosure Documents”), and represents and warrants that said Disclosure Documents contain or shall contain no untrue statement of any material fact and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)              Use of the Name “Catholic Responsible Investments”.    Subject to the terms set forth in Section 8(a) of this Agreement, the Subadviser has the right to use the name “Catholic Responsible Investments ” in connection with the Subadviser’s services to the Trust, and the Trust shall have the right to use the names “GW&K Investment Management, LLC” in connection with the management and operation of each Fund until this Agreement is terminated as set forth herein.  The Subadviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Subadviser or the Trust to use the names “Catholic Responsible Investments” and “GW&K Investment Management, LLC.”.

(e)              Insurance.    The Subadviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust:  (i) of any material changes in the Subadviser’s insurance policies or insurance coverage; or (ii) if any material claims will be made on the Subadviser’s insurance policies.  Furthermore, the Subadviser, upon reasonable request, shall provide the Trust with any information that the Subadviser reasonably may require concerning the amount of or scope of said insurance.

(f)              No Detrimental Agreement.    The Subadviser represents and warrants that the subadviser has no arrangement or understanding with any party, other than the Adviser and the Trust, that would influence the decision of the Subadviser with respect to the Subadviser’s selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)              Conflicts.     The Subadviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Subadviser’s personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Subadviser’s fiduciary duties under applicable law.

(h)              Compliance Program of the Subadviser.     The Subadviser represents and warrants that:  (a) in accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation by the Subadviser and the Subadviser’s supervised persons (as this term is defined in the Advisers Act) of the Advisers Act and the rules that the Commission has adopted under the Advisers Act; and (b) to the extent that the Subadviser’s activities or services reasonably could be expected materially to affect a Fund, the Subadviser has adopted and implemented and shall maintain written policies and procedures that the Trust’s chief compliance officer determines are reasonably designed to prevent violation of the “federal securities laws” (as this term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Subadviser (the policies and procedures referred to in this Section 7(h) are referred to herein as the Subadviser’s “Compliance Program”).

(i)              Representations.     The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8. Use of Names.

(a) The Name “Catholic Responsible Investments”.    The Adviser grants to the Subadviser a sub-license to use the name “Catholic Responsible Investments” (the “Name”).  The foregoing authorization by the Adviser to the Subadviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Subadviser acknowledges and agrees that, as between the Subadviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name.  The Subadviser shall use the Name only in a manner consistent with uses approved by the Adviser.  Notwithstanding the foregoing, neither the Subadviser nor any affiliate or agent of the subadviser shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided, that the Subadviser is authorized to disclose the Name and the Adviser’s and each Fund’s identities as clients of the Subadviser in any representative client list prepared by the Subadviser for use in marketing materials.  The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement.  The Adviser has obtained all licenses and permissions necessary for the Subadviser to use any index data provided to the Subadviser by the Adviser or Adviser’s agent under this Agreement and the Subadviser is not required to obtain any said licenses or permissions itself.

The Trust grants to the Subadviser a sub-license to use a Fund’s name or the Funds’ names (collectively, a “Fund Name”).  The foregoing authorization by the Trust to the Subadviser to use a Fund Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, a Fund Name.  The Subadviser shall use a Fund Name only in a manner consistent with uses approved by the Trust.  The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement.

(b)  The Name “GW&K Investment Management, LLC”.      The Subadviser grants to the Adviser and Trust a sub-license to use the name “GW&K Investment Management, LLC” (the “Subadviser Name”) in connection with the Funds.  The foregoing authorization by the Subadviser to the Adviser to use the Subadviser Name is not exclusive of the right of the Subadviser itself to use, or to authorize others to use, the Subadviser Name; the Adviser acknowledges and agrees that, as between the Adviser and the Subadviser, the Subadviser has the right to use, or authorize others to use, the Subadviser Name.  The Adviser shall use the Subadviser Name only in a manner consistent with uses approved by the Subadviser.  Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the Subadviser Name or any of the Subadviser’s respective affiliates or clients names without the prior approval of the Subadviser, which approval shall not be unreasonably withheld or delayed.  The Adviser hereby agrees to make all reasonable efforts to cause the Trust and any affiliate or agent of the Adviser to satisfy the foregoing obligation.  The sub-license granted herein in regard to a Fund shall terminate in the event that the Subadviser no longer is a subadviser to the Fund.

9. Subadviser’s Compensation.

For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the compensation set forth on Exhibit A. Such fees will be computed in accordance with Exhibit A.

If this Agreement is terminated prior to the end of any calendar quarter, the fee shall be prorated for the portion of any quarter in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the quarter, and shall be payable within ten (10) days after the date of termination.

10. Independent Contractor.

In the performance of the Subadviser’s duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust, or the Adviser.  If any occasion should arise in which the Subadviser gives any advice to the Subadviser’s clients concerning the shares of a Fund, the Subadviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11. Assignment and Amendments.

This Agreement automatically shall terminate, without the payment of any penalty, either:  (i) in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); or (ii) in the event of the termination of the Management Agreement; provided, that said termination shall not relieve the Adviser or the Subadviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12. Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a)    The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b)    The Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser and the Trust; or

(c)    The Subadviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Trust; or

(d)    This Agreement automatically shall terminate two (2) years from the date of the Agreement’s execution unless the Agreement’s renewal specifically is approved at least annually thereafter by:  (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust, the Adviser, or the Subadviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(e)    Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Subadviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of a Fund and with respect to any of the Fund’s assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Subadviser under applicable law.  In addition, the Subadviser shall deliver the Fund’s Books and Records to the Adviser and the Trust by such means and in accordance with such schedule as the Adviser and the Trust, respectively, shall direct and otherwise shall cooperate, as reasonably directed by the Adviser and the Trust, in the transition of portfolio asset management to any successor of the Subadviser, including the Adviser.

13. Certain Definitions.

For the purposes of this Agreement:

(a) “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b) “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14. Liability of the Subadviser.

(a) The Subadviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in a Fund’s Disclosure Documents relating to the Subadviser and the Subadviser’s affiliates, the Fund’s investment strategies and related risks, and other information, in each case supplied by the Subadviser for inclusion therein.

(b) The Subadviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Subadviser in contravention of:  (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Subadviser; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code (including, but not limited to, the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code as a result of any investment or trade error made by Subadviser) (the investments described in this subsection (b) collectively are referred to as “Improper Investments”).  Subject to the foregoing, neither the Subadviser nor the officers, directors, employees, agents, or legal representatives (collectively, “Related Persons”) of the Subadviser shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser, the Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, no provision of this Agreement shall be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence or the reckless disregard of the Subadviser’s obligations and duties.

(c) The Subadviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any said person, an “Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon:  (i) a material breach by the Subadviser of this Agreement or of the representations and warranties made by the Subadviser herein; (ii) any Improper Investment; or (iii) the Subadviser’s performance or non-performance of the Subadviser’s duties hereunder that constitutes willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties to the Trust or the Adviser; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to the Trust’s shareholders to which said Indemnified Party otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person’s office with the Trust.

(d)  The Adviser shall indemnify the Subadviser and each of its Related Persons against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties with respect to the Fund by the Adviser or its Indemnified Parties.

15. Confidentiality.

(a)    From time to time, a party may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties.  For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to a party’s (“Discloser”) or the party’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(b)    Confidential Information shall NOT include:  (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient (“Recipient”); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(c)    Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner.  Recipient agrees:  (a) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient’s own confidential and proprietary information; (b) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (c) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (e) below; (d) to inform third-party recipients of the confidential nature of the Confidential Information; and (e) to disclose Confidential Information to Recipient’s officers, directors, representatives, agents, or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information.  Neither Discloser nor any of Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(d)    Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser.  Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(e)    Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation.  Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation.  If requested, Recipient shall reasonably cooperate at Discloser’s expense in defending against any said court or administrative order.

(f)     It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

16. Enforceability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17. Limitation of Liability.

The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of a

Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

18.  Change In the Adviser’s Ownership.

The Subadviser agrees that the Subadviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Subadviser that could: (i) materially impact the services provided by the Subadviser to a Fund, or (ii) that could result in a change of control under Section 15(a)(4) of the 1940 Act, within a reasonable time prior to said change being effected.

19. Jurisdiction.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Subadviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

20. Paragraph Headings.

The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

21. Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

By: /s/ Jeffrey A. McCroy

Name:   Jeffrey A. McCroy
Title:     President & CEO

GW&K INVESTMENT MANAGEMENT, LLC

By: /s/ Thomas Powers
Name: Thomas Powers
Title:   Chief Executive Officer

ACKNOWLEDGED & ACCEPTED BY:

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

By: /s/ Michael G. Beattie

Name: Michael G. Beattie

Title: President

SCHEDULE A

to the

SUBADVISORY AGREEMENT

dated June 24, 2026, between

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

and

GW&K INVESTMENT MANAGEMENT, LLC

On behalf of the Funds, the Adviser shall pay to the Subadviser as compensation for the Subadviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Subadviser from time to time in accordance with the following fee schedule and the computation terms below:

Fund	Rate
Catholic Responsible Investments Small-Mid Cap Equity Fund	[REDACTED]

EXHIBIT B

Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Parametric Portfolio Associates, LLC, relating to the Catholic Responsible Investments Small-Mid Cap Equity Fund

AMENDED AND RESTATED SUBADVISORY AGREEMENT

AMENDED AND RESTATED SUBADVISORY AGREEMENT (the “Agreement”) made as of this 24th day of June, 2026, by and between Christian Brothers Investment Services, Inc. (the “Adviser”), an Illinois corporation with its principal place of business at 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606, and Parametric Portfolio Associates LLC (the “Subadviser”), a Delaware limited liability company, with the Subadviser’s principal place of business at 800 Fifth Avenue, Suite 2800, Seattle, WA 98104.

W I T N E S S E T H

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the series set forth on Schedule A to this Agreement (each, a “Fund,” and, collectively, the “Funds”), and pursuant to the provisions of the Investment Advisory Agreement, dated as of November 17, 2021, by and between the Adviser and the Trust (the “Management Agreement”), the Adviser has selected the Subadviser to act as sub-investment adviser of each Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth; and

WHEREAS, each of the Adviser and the Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Management Agreement contemplates that the Adviser may appoint a subadviser to perform some or all of the services for which the Adviser is responsible thereunder; and

WHEREAS, the Subadviser is willing to furnish these services to the Adviser and each Fund listed in Schedule A to this Agreement, as said Schedule may be amended from time to time upon mutual agreement of the parties.

WHEREAS, the Adviser and Subadviser entered into the original Subadvisory Agreement with respect to the Catholic Responsible Investments International Small-Cap Fund on June 28, 2024.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1.      The Subadviser’s Services.

(a)              Discretionary Investment Management Services.  The Subadviser shall act as sub-investment adviser with respect to each Fund in regard to those Fund assets as may be allocated by the Adviser to the Subadviser (the “Assets”).  In said capacity, the Subadviser, subject to the oversight of the Adviser and the Board, regularly shall provide the Fund with investment research, advice, and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund.  The Subadviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect.  To carry out these obligations, the Subadviser shall exercise full discretion and act for the

Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions.   No reference in this Agreement to the Subadviser having full discretionary authority over the Fund’s investments in any way shall limit the right of either the Adviser or the Board, in either the Adviser’s or the Board’s respective sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise either the Adviser’s or the Board’s respective right to control the overall management of the Fund’s assets.  As applicable and appropriate, and without limiting the generality of the foregoing, the Subadviser has the authority to enter into clearing agreements with futures commission merchants, trading agreements on behalf of the Fund, to adhere on the Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”).

(b) Compliance.  The Subadviser agrees, as it pertains to the Assets, to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”),  the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act , as amended (the “CEA”) and the respective rules and regulations thereunder, as applicable, the Internal Revenue Code of 1986 (the “Code”), as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Subadviser’s business as a registered investment adviser.  The Subadviser also agrees, with respect to the Assets, to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions, and procedures approved by the Board or the Adviser and provided to the Subadviser (collectively the “Fund Documents”).  In selecting the Fund’s portfolio securities and performing the Subadviser’s obligations hereunder, the Subadviser shall make reasonable efforts to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company to the extent possible while adhering to the Fund Documents and the guidelines agreed upon between the Adviser and the Subadviser for the management of the Assets allocated to the Subadviser.  The Subadviser shall maintain compliance procedures that the Subadviser reasonably believes are adequate to ensure the compliance with the foregoing.  No supervisory activity undertaken by the Adviser or by the Board shall limit the Subadviser’s full responsibility for any of the foregoing.

(c)  Proxy Voting.

Pursuant to Board authority, the Adviser has the delegated authority to determine how proxies with respect to securities that are held by each Fund shall be voted.  The Adviser, and not the Sub-Adviser, is responsible for voting proxies for the Fund.

 The Sub-Adviser promptly shall forward to the Adviser any information or documents necessary for the Adviser to exercise the Adviser’s proxy voting responsibilities.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for filing shareholder resolutions or engaging in corporate dialogues with respect to companies held in a Fund’s portfolio in furtherance of Adviser’s Commitment to Catholic Responsible Investments.

(d) Recordkeeping.  The Subadviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Trust, or the Trust’s Board the information required to be supplied under this Agreement.

The Subadviser shall maintain separate books and detailed records of all matters pertaining to the Fund’s Assets advised by the Subadviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Subadviser’s responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”).  The Fund Books and Records shall be available to the Adviser and the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without undue delay during any day the Trust is open for business.

(e) Holdings Information and Pricing.  The Subadviser shall provide regular reports regarding each Fund’s holdings, and, on the Subadviser’s own initiative, may furnish the Adviser, the Trust, and the Trust’s Board from time to time with whatever information the Subadviser believes is appropriate for this purpose.  With regard to the Assets it manages for the Fund, the Subadviser agrees to notify the Adviser promptly if the Subadviser reasonably believes that the value of any security that may lack a readily ascertainable market value held by the Fund may not reflect fair value.  The Subadviser agrees to provide, upon request, any pricing information of which the Subadviser is aware to the Adviser, Trust, the Trust’s Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.

(f) Cooperation With Agents of the Adviser and the Trust.      The Subadviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding each Fund as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(g) Consultation With Other Subadvisers.       In performance of the Subadviser’s duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to a Fund or a subadviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund.  The Subadviser shall not provide investment advice to any assets of the Fund other than the Assets managed by the Subadviser.

2.      Code of Ethics.

The Subadviser has adopted a written code of ethics (“Code of Ethics”) that the Subadviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), which the Subadviser has provided to the Adviser and the Trust.  The Subadviser shall ensure that the Subadviser’s “Access Persons” (as that term is defined in the Subadviser’s Code of Ethics) comply in all material respects with the Subadviser’s Code of Ethics, as in effect from time to time.  Upon request, the Subadviser shall provide the Adviser and the Trust with (i) a copy of the Subadviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Subadviser has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Subadviser’s Code of Ethics. Annually, the Subadviser shall furnish a written report to the Adviser and the Trust’s Board concerning the Subadviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1.  The Subadviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Subadviser.    The Subadviser shall immediately notify the Adviser and the Trust of any material violation of the Code of Ethics that relates to a security held within the Assets of the Fund.  The Subadviser shall notify the Adviser and the Trust as part of its quarterly reporting of any material violation of the Code by the Subadviser unrelated to a security held within the Assets of the Fund.

3.      Information and Reporting.

The Subadviser shall provide the Adviser, the Trust, and the Adviser’s and the Trust’s respective officers with such periodic reports concerning the obligations that the Subadviser has assumed under this Agreement as the Adviser and the Trust from time to time reasonably may request.

(a)              Notification of Breach / Compliance Reports.  The Subadviser shall notify the Trust’s Chief Compliance Officer and Adviser’s Chief Compliance Officer immediately upon detection of (i) any material failure to manage a Fund in accordance with the Fund’s investment objectives and policies, the Fund Documents or any applicable law; as it relates to the Assets it manages for the Fund or (ii) a material breach of this Agreement by the Subadviser.  In addition, the Subadviser shall provide a quarterly report regarding the Subadviser’s compliance with the Fund Documents as it relates to the Assets it manages for the Fund and the Adviser’s policies, guidelines, or procedures as applicable to the Subadviser’s obligations under this Agreement. The Subadviser acknowledges and agrees that the Adviser, in the Adviser’s discretion, may provide these quarterly compliance certifications to the Board.  The Subadviser agrees to correct any said failure promptly and to take any action that the Board and/or the Adviser reasonably may request in connection with any said breach.  Upon request, the Subadviser also shall provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended.  The Subadviser, to the extent permitted under applicable law, promptly shall notify the Trust and the Adviser in the event that:  (i) the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Subadviser with the federal or state securities laws that could reasonably be expected to have a material effect upon the services provided by the Subadviser hereunder, provided, however, that to the extent the foregoing information is required to be publicly disclosed pursuant to Regulation FD, such information has first been so publicly disclosed by Subadviser or its parent or (ii) an actual change in control of the Subadviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b)              Inspection.  Upon reasonable request, the Subadviser agrees to make the Subadviser’s records and premises (including the availability of the Subadviser’s employees for interviews) -- to the extent that these records relate to the conduct of services provided to each Fund or the Subadviser’s conduct of the Subadviser’s business as an investment adviser -- reasonably available for compliance audits by the Adviser and/or the Trust’s officers, employees, accountants, or counsel; in this regard, the Trust and the Adviser acknowledge that the Subadviser shall have no obligation to make available proprietary information unrelated to the services provided by the Subadviser to the Fund or any information related to other clients of the Subadviser.  Notwithstanding the foregoing, Subadviser agrees to comply with reasonable requests for information necessary for the Trust and the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules, or regulations in the Subadviser’s management of the Fund.

(c)              Board and Filings Information.  The Subadviser shall provide the Adviser and the Trust with any information reasonably requested regarding the Subadviser’s management of each Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-PX, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission.  The Subadviser shall make the Subadviser’s officers and employees available to meet with the Board from time to time on due notice to review the Subadviser’s investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(d)              Transaction Information.     The Subadviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents to perform such compliance testing on each Fund and the Subadviser’s services as the Adviser and the Trust, in the Adviser’s or the Trust’s respective sole discretion, may determine to be appropriate.  The provision of said information by the Subadviser to the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents in no way relieves the Subadviser of the Subadviser’s own responsibilities under this Agreement.

4.      Brokerage.

(a)              Principal Transactions.  In connection with purchases or sales of securities for the account of a Fund, neither the Subadviser nor any of the Subadviser’s affiliates, directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)              Placement of Orders.  The Subadviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund’s account with brokers or dealers selected by the Subadviser.  The Subadviser shall place these orders with or through such persons, brokers, or dealers chosen by the Subadviser to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the provisions of Section 4 of this Agreement.

(c)              Best Execution.  In executing Fund transactions and selecting brokers or dealers, the Subadviser is directed at all times to use the Subadviser’s best efforts to seek on behalf of each Fund the most-favorable execution, net price, and best overall terms available under the circumstances.  In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that the Subadviser deems relevant, including, among other factors, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  The Subadviser shall have the express authority to negotiate, open, continue, and terminate brokerage accounts and other trading arrangements with respect to all portfolio transactions entered into by the Subadviser for a Fund.

(d)              Access To Brokerage and Research.    It also is understood that it is desirable for each Fund that the Subadviser has access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof.  The Subadviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by these brokers may be useful to the Subadviser in connection with the Subadviser’s or the Subadviser’s affiliates’ services to other clients.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser, therefore, also may consider the “brokerage and research services” provided (as this term is defined in Section 28(e) of the 1934 Act).  Consistent with any guidelines established by the Board and Section 28(e) of the 1934 Act, the Subadviser is authorized to pay to a broker or dealer who provides said brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser in good faith determines that this commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to the Subadviser’s discretionary clients, including the Funds.

(e)              Affiliated Brokers.  The Subadviser or any of the Subadviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to:  (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law.  These brokerage services are not within the scope of the duties of the Subadviser under this Agreement.  Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or the Subadviser’s affiliates may receive brokerage commissions, fees, or other remuneration from a Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

(f)              Aggregated Transactions.  On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased.  In said event, the Subadviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser reasonably considers to be equitable and consistent with the Subadviser’s fiduciary obligations to the Fund and to such other clients under the circumstances.

(g)              Reporting of Transactions.  The Subadviser shall provide each Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodians and foreign custodians, the Trust’s transfer agent and pricing agents, and all other agents and representatives of the Trust.

5.      Custody.

Nothing in this Agreement shall permit the Subadviser to take or receive physical possession of cash, securities, or other investments of a Fund.

6.      Allocation of Charges and Expenses.

The Subadviser shall bear the Subadviser’s own costs of providing services hereunder.  Other than as herein specifically indicated, the Subadviser shall not be responsible for a Fund’s or the Adviser’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.      Representations, Warranties, and Covenants.

(a)              Properly Registered.  The Subadviser is registered as an investment adviser under the Advisers Act, and as a commodity trading adviser with the Commodity Futures Trading Commission and is a member of the National Futures Association and shall remain so registered for the duration of this Agreement.  The Subadviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Subadviser, there is no proceeding or investigation that reasonably is likely to result in the Subadviser being prohibited from performing the services contemplated by this Agreement.  The Subadviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser to an investment company registered under the 1940 Act.  The Subadviser is in compliance in all material respects with all applicable federal and state law in connection with the Subadviser’s investment management operations.

The Adviser represents that the Fund meets one of the following prongs: (1) it is not a “commodity pool” as such term is defined under the CEA and relevant CFTC guidance and has informed Parametric; (2) it is a commodity pool, the operator of the commodity pool is appropriately registered with the CFTC and is a member of the NFA, and the Fund has provided Parametric with the NFA identification numbers for both the Fund and the pool operator; or (3) it is exempt or excluded from registration as a commodity pool, has taken all required actions to claim and maintain its exempted or excluded status, and has provided Subadviser with its basis for such exemption or exclusion;

(b)              ADV Disclosure.  The Subadviser has provided the Adviser and the Trust with a copy of Part 2 of the Subadviser’s Form ADV and will promptly provide the Adviser and the Trust with a complete copy of all subsequent material amendments to its Form ADV Part 2 Advisor hereby agrees that any subsequent deliveries of Subadviser’s Form ADV Part 2 or any amendments thereto may be sent to Advisor via electronic delivery, including, but not limited to, delivery via an electronic web portal.

The Adviser represents that the information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c)              Fund Disclosure Documents.  The Subadviser has reviewed, and in the future, upon delivery to the Subadviser, shall review, relevant sections of the Registration Statement, summary prospectus, prospectus, statement of additional information, (including any amendment, supplement, or sticker to any of the foregoing) and advertising and sales material relating to the Subadviser and its activities under this Agreement (collectively the “Disclosure Documents”), and represents and warrants that, as it pertains to the Subadviser, said Disclosure Documents contain or shall contain no untrue statement of any material fact and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)              Use of the Name “Catholic Responsible Investments”.    Subject to the terms set forth in Section 8(a) of this Agreement, the Subadviser has the right to use the name “Catholic Responsible Investments” in connection with the Subadviser’s services to the Trust, and the Trust shall have the right to use the name “Parametric Portfolio Associates LLC” in connection with the management and operation of each Fund until this Agreement is terminated as set forth herein.  The Advisor is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Subadviser or the Trust to use the names “Catholic Responsible Investments” and “Parametric Portfolio Associates LLC.”

(e)              Insurance.    The Subadviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust: (i) of any material changes in the Subadviser’s insurance policies or insurance coverage through quarterly reporting;  (ii)  promptly, if any material claims will be made on the Subadviser’s insurance policies that relate to the services provided hereunder or impact the Adviser or the Fund; or (iii) through quarterly reporting if any material claims will be made on the Subadviser’s insurance policies other than those described in (e)(ii).  Furthermore, the Subadviser, upon reasonable request, shall provide the Trust with any information that the Subadviser reasonably may require concerning the amount of or scope of said insurance.

(f)              No Detrimental Agreement.    The Subadviser represents and warrants that the Subadviser has no arrangement or understanding with any party, other than the Adviser and the Trust, that would influence the decision of the Subadviser with respect to the Subadviser’s selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)              Conflicts.     The Subadviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Subadviser’s personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Subadviser’s fiduciary duties under applicable law.

(h)              Compliance Program of the Subadviser.     The Subadviser represents and warrants that:  (a) in accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation by the Subadviser and the Subadviser’s supervised persons (as this term is defined in the Advisers Act) of the Advisers Act and the rules that the Commission has adopted under the Advisers Act; and (b) to the extent that the Subadviser’s activities or services reasonably could be expected materially to affect a Fund, the Subadviser has adopted and implemented and shall maintain written policies and procedures as it relates to services provided to the Funds and that the Trust’s chief compliance officer has agreed is reasonably designed to prevent violation of the “federal securities laws” (as this term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Subadviser (the policies and procedures referred to in this Section 7(h) are referred to herein as the Subadviser’s “Compliance Program”).

(i) Further Representations of the Adviser. The Fund has established and implemented policies, procedures, and internal controls that are reasonably designed to comply with applicable anti-corruption, sanctions, anti-tax evasion and anti-money laundering laws, rules and regulations and hereby represents as follows:

(i) The Fund shall not cause the Subadviser, or any of its affiliates, to be in violation of applicable U.S. or non-U.S. anti-money laundering laws, regulations and orders, as or hereafter in force, including the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (“USA PATRIOT”) Act of 2001;

(ii) the Fund shall not use this Agreement or any other services described herein, or permit any such services to be used, for the direct or indirect benefit of any government, individual or entity that is (A) the subject of any financial sanctions or other restrictive measures issued, administered or enforced by any of the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the Council of the European Union, His Majesty’s Treasury (United Kingdom), and the relevant sanctions authorities in Fund’ home jurisdiction and each jurisdiction in which the services described herein shall be provided (collectively, “Sanctions”); or (B) located, resident or organized in any country, territory or region that is the subject of comprehensive territorial sanctions (currently, Crimea, the so-called People’s Republic of Donetsk, the so-called People’s Republic of Luhansk, Cuba, Iran, North Korea, and Syria) (each a “Sanctioned Jurisdiction”);

(iii) neither the Fund nor any of its subsidiaries, affiliates, directors, officers, employees, agents or representatives is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are (A) the target of any Sanctions; or (B) located, organized or resident in a Sanctioned Jurisdiction;

(iv) the Fund (A) is and has acted in compliance with all applicable tax laws and tax reporting obligations, including laws in relation to tax evasion and tax fraud; (B) will not, through any act or omission, knowingly facilitate a third party in engaging in any form of tax evasion or tax fraud, or otherwise engage in any activity, practice or conduct that would constitute a tax evasion facilitation offense under anti-facilitation of tax evasion laws (including, without limitation, the Criminal Finances Act of 2017); and (C) has implemented and maintains policies and procedures reasonably designed to promote and achieve compliance with (A) and (B) above;

(v) without limiting the generality of the foregoing, in connection with the performance of the services hereunder, the Fund has not and will not engage in any act or practice that would, directly or indirectly, contravene any applicable anti-money laundering, sanctions, anti-tax evasion or anti-corruption laws, rules or regulations, or any similar statute applicable in any jurisdiction in which Fund engages in any activity, that prohibits tax evasion, bribery, money laundering or payments to public officials, including, without limitation, any policies of any governmental or quasi-governmental agency implementing or enforcing the foregoing; and

(vi) if at any time it is discovered that the representations made in this Section 12(n) are incorrect, or if otherwise required by applicable law, the Subadviser, in its sole discretion, shall be entitled to undertake appropriate and reasonable actions to ensure compliance with applicable law.

              The Fund is not a “covered fund” as such term is defined in Section 13 of the U.S. Bank Holding Company Act of 1956 (the “Volcker Rule”) and the final regulations promulgated thereunder, or qualifies for an exclusion or exemption from the definition of “covered fund” thereunder.

(j)              Representations.     The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8. Use of Names.

(a) The Name “Catholic Responsible Investments”.    The Adviser grants to the Subadviser a sub-license to use the name “Catholic Responsible Investments” (the “Name”).  The foregoing authorization by the Adviser to the Subadviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Subadviser acknowledges and agrees that, as between the Subadviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name.  The Subadviser shall use the Name only in a manner consistent with uses approved by the Adviser.  Notwithstanding the foregoing, neither the Subadviser nor any affiliate or agent of the subadviser shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided, that the Subadviser is authorized to disclose the Name and the Adviser’s and each Fund’s identities as clients of the Subadviser in any representative client list prepared by the Subadviser for use in marketing materials.  The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement.  The Adviser has obtained all licenses and permissions necessary for the Subadviser to use any index data provided to the Subadviser by the Adviser or Adviser’s agent under this Agreement and the Subadviser is not required to obtain any said licenses or permissions itself.

The Trust grants to the Subadviser a sub-license to use a Fund’s name or the Funds’ names (collectively, a “Fund Name”).  The foregoing authorization by the Trust to the Subadviser to use a Fund

Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, a Fund Name.  The Subadviser shall use a Fund Name only in a manner consistent with uses approved by the Trust.  The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement.

(b)  The Name “Parametric Portfolio Associates LLC”.      The Subadviser grants to the Adviser and Trust a sub-license to use the name “Parametric Portfolio Associates LLC” (the “Subadviser Name”) in connection with the Funds.  The foregoing authorization by the Subadviser to the Adviser to use the Subadviser Name is not exclusive of the right of the Subadviser itself to use, or to authorize others to use, the Subadviser Name; the Adviser acknowledges and agrees that, as between the Adviser and the Subadviser, the Subadviser has the right to use, or authorize others to use, the Subadviser Name.  The Adviser shall use the Subadviser Name only in a manner consistent with uses approved by the Subadviser.  Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the Subadviser Name or any of the Subadviser’s respective affiliates or clients names without the prior approval of the Subadviser, which approval shall not be unreasonably withheld or delayed.  The Adviser hereby agrees to make all reasonable efforts to cause the Trust and any affiliate or agent of the Adviser to satisfy the foregoing obligation.  The sub-license granted herein in regard to a Fund shall terminate in the event that the Subadviser no longer is a subadviser to the Fund.

9. Subadviser’s Compensation.

For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the compensation set forth on Exhibit A. Such fees will be computed in accordance with Exhibit A.

If this Agreement is terminated prior to the end of any calendar quarter, the fee shall be prorated for the portion of any quarter in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the quarter, and shall be payable within ten (10) days after the date of termination.

10. Independent Contractor.

In the performance of the Subadviser’s duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust, or the Adviser.  If any occasion should arise in which the Subadviser gives any advice to the Subadviser’s clients concerning the shares of a Fund, the Subadviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11. Assignment and Amendments.

This Agreement automatically shall terminate, without the payment of any penalty, either:  (i) in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); or (ii) in the event of the termination of the Management Agreement; provided, that said termination shall not relieve the Adviser or the Subadviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12. Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a)    The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b)    The Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser and the Trust; or

(c)    The Subadviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Trust; or

(d)    This Agreement automatically shall terminate two (2) years from the date of the Agreement’s execution unless the Agreement’s renewal specifically is approved at least annually thereafter by:  (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust, the Adviser, or the Subadviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(e)    Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Subadviser, immediately upon receipt of notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of a Fund and with respect to any of the Fund’s Assets, except as expressly reasonably directed by the Adviser or as otherwise required by any fiduciary duties of the Subadviser under applicable law.  In addition, the Subadviser shall deliver the Fund’s Books and Records to the Adviser and the Trust by such means and in accordance with such schedule as the Adviser and the Trust, respectively, shall direct and otherwise shall cooperate, as reasonably directed by the Adviser and the Trust, in the transition of portfolio asset management to any successor of the Subadviser, including the Adviser.

13. Certain Definitions.

For the purposes of this Agreement:

(a) “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b) “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14. Liability of the Subadviser.

(a) The Subadviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements provided by the Subadviser in a Fund’s Disclosure Documents relating to the Subadviser and the Subadviser’s affiliates, the Fund’s investment strategies and related risks, and other information supplied by the Subadviser for inclusion therein.

(b) The Subadviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Subadviser in contravention of:  (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Subadviser; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code with regard to the Assets managed by the Subadviser  (the investments described in this subsection (b) collectively are referred to as “Improper Investments”). For the avoidance of doubt, Improper Investments exclude investments made in accordance with the Fund Documents and the agreed upon investment guidelines between the Adviser and Subadviser,  that may otherwise violate Subchapter M and the diversification requirements of the 1940 Act.

(c) The Subadviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any said person, an “Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable external counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon:  (i) a material breach by the Subadviser of this Agreement or of the representations and warranties made by the Subadviser herein; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Subadviser contained in any Disclosure Document relating to the Subadviser and the Subadviser’s affiliates, each Fund’s investment strategies and related risks, and other information supplied by Subadviser for inclusion therein, or the omission by the Subadviser from a Disclosure Document of a material fact regarding the Subadviser or the Subadviser’s investment program required to be stated therein or necessary to make the statements therein not misleading; or (iv) except as otherwise provided in this Agreement, the Sub-Adviser’s performance or non-performance of the Sub-Adviser’s duties hereunder where the Sub-Adviser acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties hereunder in such performance or non-performance; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to the Trust’s shareholders to which said Indemnified Party otherwise would be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person’s office with the Trust.

(d) The Adviser shall indemnify and hold harmless the Subadviser, each affiliated person of the Subadviser within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Subadviser within the meaning of Section 15 of the 1933 Act (any said person, a “Subadvisor Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon:  (i) a material breach by the Adviser of this Agreement or of the representations and warranties made by the Adviser herein; (ii) as a result of the Adviser’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law; provided, however, that nothing herein shall be deemed to protect any Subadvisor Indemnified Party for any liability or expenses which may be sustained as a result of such person’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties hereunder.

15. Confidentiality.

(a)    From time to time, a party may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties.  For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to a party’s (“Discloser”) or the party’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(b)    Confidential Information shall NOT include:  (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient (“Recipient”); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(c)    Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner.  Recipient agrees:  (i) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient’s own confidential and proprietary information; (ii) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (iii) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (e) below; (iv) to inform third-party recipients of the confidential nature of the Confidential Information; and (v) to disclose Confidential Information to Recipient’s officers, directors, representatives, agents, professional advisers or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information.  Neither Discloser nor any of Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(d)    Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser.  Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(e)    Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation.  Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation.  If requested, Recipient shall reasonably cooperate at Discloser’s expense in defending against any said court or administrative order.

(f)     It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

16. Enforceability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17. Limitation of Liability.

The parties to this Agreement acknowledge and agree that all liabilities arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of a Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

18.  Change In the Adviser’s Ownership.

The Subadviser agrees that the Subadviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Subadviser that could: (i) materially impact the services provided by the Subadviser to a Fund, or (ii) that could result in a change of control under Section 15(a)(4) of the 1940 Act, within a reasonable time prior to said change being effected.

19. Jurisdiction.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Subadviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

20. Paragraph Headings.

The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

21. Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OR PARTICIPATION IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

By: /s/ Jeffrey A. McCroy

Name:   Jeffrey A. McCroy
Title:     President & CEO

PARAMETRIC PORTFOLIO ASSOCIATES LLC

By: /s/ Thomas Lee

Name: Thomas Lee
Title: Chief Investment Officer

ACKNOWLEDGED & ACCEPTED BY:

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

By: /s/ Michael G. Beattie

Name: Michael G. Beattie

Title: President

SCHEDULE A

to the

AMENDED AND RESTATED SUBADVISORY AGREEMENT

dated June 24, 2026, between

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

and

PARAMETRIC PORTFOLIO ASSOCIATES LLC

On behalf of the Funds, the Adviser shall pay to the Subadviser as compensation for the Subadviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Subadviser from time to time in accordance with the following fee schedule and the computation terms below:

Fund	Rate
Catholic Responsible Investments International Small-Cap Fund	[REDACTED]
Catholic Responsible Investments Small-Cap Fund*	[REDACTED]

* To be known as Catholic Responsible Investments Small-Mid Cap Equity Fund effective on or about June 30, 2026.

EXHIBIT C

Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Victory Capital Management Inc., relating to the Catholic Responsible Investments Small-Mid Cap Equity Fund

SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT (the “Agreement”) made as of this 24th day of June, 2026, by and between Christian Brothers Investment Services, Inc. (the “Adviser”), an Illinois corporation with its principal place of business at 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606, and Victory Capital Management Inc. (the “Subadviser”), a New York corporation, with the Subadviser’s principal place of business at 15935 La Cantera Parkway, San Antonio, TX 78256.

W I T N E S S E T H

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the series set forth on Schedule A to this Agreement (each, a “Fund,” and, collectively, the “Funds”), and pursuant to the provisions of the Investment Advisory Agreement, dated as of November 17, 2021, by and between the Adviser and the Trust (the “Management Agreement”), the Adviser has selected the Subadviser to act as sub-investment adviser of each Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth; and

WHEREAS, each of the Adviser and the Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Management Agreement contemplates that the Adviser may appoint a subadviser to perform some or all of the services for which the Adviser is responsible thereunder; and

WHEREAS, the Subadviser is willing to furnish these services to the Adviser and each Fund listed in Schedule A to this Agreement, as said Schedule may be amended from time to time upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1.      The Subadviser’s Services.

(a)              Discretionary Investment Management Services.  The Subadviser shall act as sub-investment adviser with respect to each Fund in regard to those Fund assets as may be allocated by the Adviser to the Subadviser (the “Assets”).  In said capacity, the Subadviser, subject to the supervision of the Adviser and the Board, regularly shall provide the Fund with investment research, advice, and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund.  The Subadviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect.  To carry out these obligations, the Subadviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions.   No reference in

this Agreement to the Subadviser having full discretionary authority over the Fund’s investments in any way shall limit the right of either the Adviser or the Board, in either the Adviser’s or the Board’s respective sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise either the Adviser’s or the Board’s respective right to control the overall management of the Fund’s assets.  As applicable and appropriate, and without limiting the generality of the foregoing, the Subadviser has the authority to enter into trading agreements on behalf of the Fund and to adhere on the Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”).

(b) Compliance.  The Subadviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”),  the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Subadviser’s business as a registered investment adviser.  The Subadviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions, and procedures approved by the Board or the Adviser and provided to the Subadviser.  In selecting the Fund’s portfolio securities and performing the Subadviser’s obligations hereunder, the Subadviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.  The Subadviser shall maintain compliance procedures that the Subadviser reasonably believes are adequate to ensure the compliance with the foregoing.  No supervisory activity undertaken by the Adviser or by the Board shall limit the Subadviser’s full responsibility for any of the foregoing.

(c)  Proxy Voting.

Pursuant to Board authority, the Adviser has the delegated authority to determine how proxies with respect to securities that are held by each Fund shall be voted.  The Adviser, and not the Sub-Adviser, is responsible for voting proxies for the Fund.

 The Subdviser shall provide such assistance to the Adviser with respect to the voting of proxies for the Fund as the Adviser from time to time reasonably may request and, in connection with any such request, the Sub-Adviser promptly shall forward to the Adviser any information or documents necessary for the Adviser to exercise the Adviser’s proxy voting responsibilities.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for filing shareholder resolutions or engaging in corporate dialogues with respect to companies held in a Fund’s portfolio in furtherance of Adviser’s Commitment to Catholic Responsible Investments.

(d) Recordkeeping.  The Subadviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Trust, or the Trust’s Board the information required to be supplied under this Agreement.

The Subadviser shall maintain separate books and detailed records of all matters pertaining to the Fund’s Assets advised by the Subadviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Subadviser’s responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the

1940 Act (hereinafter, the “Fund Books and Records”).  The Fund Books and Records shall be available to the Adviser and the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

(e) Holdings Information and Pricing.  The Subadviser shall provide regular reports regarding each Fund’s holdings, and, on the Subadviser’s own initiative, may furnish the Adviser, the Trust, and the Trust’s Board from time to time with whatever information the Subadviser believes is appropriate for this purpose.  The Subadviser agrees to notify the Adviser and the Board promptly if the Subadviser reasonably believes that the value of any security held by a Fund may not reflect fair value.  The Subadviser agrees to provide, upon request, any pricing information of which the Subadviser is aware to the Adviser, Trust, the Trust’s Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.

(f) Cooperation With Agents of the Adviser and the Trust.      The Subadviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding each Fund as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(g) Consultation With Other Subadvisers.       In performance of the Subadviser’s duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to a Fund or a subadviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund.  The Subadviser shall not provide investment advice to any assets of the Fund other than the Assets managed by the Subadviser.

(h) Class Actions and Corporate Actions.  With respect to any and all opportunities to participate as a member of a class in a derivative action brought on behalf of securities holders or any other rights or privileges associated with ownership of securities that comprise the Fund, the Subadviser will not file class action claim forms on behalf of the Trust or the Fund in any class actions involving securities or issuers of securities held in, or formerly held in, the Fund or any claims in bankruptcy, including those that may arise against any broker or dealer with whom the Subadviser transacts on behalf of the Fund; provided, however, that the Subadviser shall, at the Adviser’s request, provide the Adviser with information in the Subadviser’s possession regarding the Fund Assets held, or formerly held, in the Fund that the Adviser requests in connection with pursuing such legal claims. All costs incurred in participating in legal proceedings, bankruptcies, restructurings, workouts, and other corporate actions, and making filings, shall be borne by Adviser, the Trust, and/or the Fund.

2.      Code of Ethics.

The Subadviser has adopted a written code of ethics that the Subadviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), which the Subadviser has provided to the Adviser and the Trust.  The Subadviser shall ensure that the Subadviser’s “Access Persons” (as that term is defined in the Subadviser’s Code of Ethics) comply in all material respects with the Subadviser’s Code of Ethics, as in effect from time to time.  Upon request, the Subadviser shall provide the Adviser and the Trust with (i) a copy of the Subadviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Subadviser has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Subadviser’s Code of Ethics. Annually, the Subadviser shall furnish a written report to the Adviser and the Trust’s Board concerning the Subadviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1.  The Subadviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Subadviser, to the extent such violations are applicable to the services the Subadviser provides under this Agreement, or to Subadviser’s own policies, guidelines, or procedures.  The Subadviser immediately shall notify the Adviser and the Trust of any material violation of the Code, whether or not said violation relates to a security held by a Fund, to the extent such violations are applicable to the services the Subadviser provides under this Agreement.

3.      Information and Reporting.

The Subadviser shall provide the Adviser, the Trust, and the Adviser’s and the Trust’s respective officers with such periodic reports concerning the obligations that the Subadviser has assumed under this Agreement as the Adviser and the Trust from time to time reasonably may request.

(a)              Notification of Breach / Compliance Reports.  The Subadviser shall notify the Trust’s Chief Compliance Officer and Adviser’s Chief Compliance Officer immediately upon detection of (i) any material failure to manage a Fund in accordance with the Fund’s investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Subadviser’s policies, guidelines, or procedures related to the services the Subadviser provides under this Agreement.  In addition, the Subadviser shall provide a quarterly report regarding each Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund’s and the Adviser’s policies, guidelines, or procedures as applicable to the Subadviser’s obligations under this Agreement. The Subadviser acknowledges and agrees that the Adviser, in the Adviser’s discretion, may provide these quarterly compliance certifications to the Board.  The Subadviser agrees to correct any said failure promptly and to take any action that the Board and/or the Adviser reasonably may request in connection with any said breach.  Upon request, the Subadviser also shall provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended.  The Subadviser promptly shall notify the Trust and the Adviser in the event that:  (i) the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Subadviser with the federal or state securities laws related to the services the Subadviser provides under this Agreement; or (ii) an actual change in control of the Subadviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b)              Inspection.  Upon reasonable request, the Subadviser agrees to make the Subadviser’s records and premises (including the availability of the Subadviser’s employees for interviews) -- to the extent that these records relate to the conduct of services provided to each Fund or the Subadviser’s conduct of the Subadviser’s business as an investment adviser -- reasonably available for compliance audits by the Adviser and/or the Trust’s officers, employees, accountants, or counsel; in this regard, the Trust and the Adviser acknowledge that the Subadviser shall have no obligation to make available proprietary information unrelated to the services provided by the Subadviser to the Fund or any information related to other clients of the Subadviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules, or regulations in the Subadviser’s management of the Fund.

(c)              Board and Filings Information.  The Subadviser shall provide the Adviser and the Trust with any information reasonably requested regarding the Subadviser’s management of each Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission.  The Subadviser shall make the Subadviser’s officers and employees available to meet with the Board from time to time on due notice to review the Subadviser’s investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(d)              Transaction Information.     The Subadviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents to perform such compliance testing on each Fund and the Subadviser’s services as the Adviser and the Trust, in the Adviser’s or the Trust’s respective sole discretion, may determine to be appropriate.  The provision of said information by the Subadviser to the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents in no way relieves the Subadviser of the Subadviser’s own responsibilities under this Agreement.

4.      Brokerage.

(a)              Principal Transactions.  In connection with purchases or sales of securities for the account of a Fund, neither the Subadviser nor any of the Subadviser’s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)              Placement of Orders.  The Subadviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund’s account with brokers or dealers selected by the Subadviser.  The Subadviser shall place these orders with or through such persons, brokers, or dealers chosen by the Subadviser to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the provisions of Section 4 of this Agreement.

(c)              Best Execution.  In executing Fund transactions and selecting brokers or dealers, the Subadviser is directed at all times to use the Subadviser’s best efforts to seek on behalf of each Fund the most-favorable execution, net price, and best overall terms available under the circumstances.  In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that the Subadviser deems relevant, including, among other factors, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  The Subadviser shall have the express authority to negotiate, open, continue, and terminate brokerage accounts and other trading arrangements with respect to all portfolio transactions entered into by the Subadviser for a Fund.

(d)              Access To Brokerage and Research.    It also is understood that it is desirable for each Fund that the Subadviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof.  The Subadviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by these brokers may be useful to the Subadviser in connection with the Subadviser’s or the Subadviser’s affiliates’ services to other clients.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser, therefore, also may consider the “brokerage and research services” provided (as this term is defined in Section 28(e) of the 1934 Act).  Consistent with any guidelines established by the Board and Section 28(e) of the 1934 Act, the Subadviser is authorized to pay to a broker or dealer who provides said brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser in good faith determines that this commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to the Subadviser’s discretionary clients, including the Funds.

(e)              Affiliated Brokers.  The Subadviser or any of the Subadviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to:  (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law.  These brokerage services are not within the scope of the duties of the Subadviser under this Agreement.  Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or the Subadviser’s affiliates may receive brokerage commissions, fees, or other remuneration from a Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

(f)              Aggregated Transactions.  The Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Subadviser, or the Trust’s principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what these would be with other qualified firms.  On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased.  In said event, the Subadviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser reasonably considers to be equitable and consistent with the Subadviser’s fiduciary obligations to the Fund and to such other clients under the circumstances.

(g)              Reporting of Transactions.  The Subadviser shall provide each Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise shall cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodians and foreign custodians, the Trust’s transfer agent and pricing agents, and all other agents and representatives of the Trust.

(h)              Subadviser shall not be responsible for any acts or omissions by any broker, dealer, or bank.

5.      Custody.

Nothing in this Agreement shall permit the Subadviser to take or receive physical possession of cash, securities, or other investments of a Fund.

6.      Allocation of Charges and Expenses.

The Subadviser shall bear the Subadviser’s own costs of providing services hereunder.  Other than as herein specifically indicated, the Subadviser shall not be responsible for a Fund’s or the Adviser’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.      Representations, Warranties, and Covenants.

(a)              Properly Registered.  The Subadviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement.  The Subadviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Subadviser, there is no proceeding or investigation that reasonably is likely to result in the Subadviser being prohibited from performing the services contemplated by this Agreement.  The Subadviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser to an investment company.  The Subadviser is in compliance in all material respects with all applicable federal and state law in connection with the Subadviser’s investment management operations.

(b)              ADV Disclosure.  The Subadviser has provided the Adviser and the Trust with a copy of Part I of the Subadviser’s Form ADV, as most-recently filed with the Commission, and with a copy of Part II of the Subadviser’s Form ADV, as most-recently updated, and, promptly after filing any amendment to the Subadviser’s Form ADV with the Commission or updating Part II of the Subadviser’s Form ADV, shall furnish a copy of said amendments or updates to the Adviser and the Trust.  The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c)              Fund Disclosure Documents.  The Subadviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to each Fund (collectively the “Disclosure Documents”), in each case solely to the extent that such Disclosure Documents, or the relevant portions thereof, have been provided to the Subadviser by the Adviser with reasonable time for review prior to filing, use, or publication, and represents and warrants that said Disclosure Documents so provided and reviewed contain or shall contain no untrue statement of any material fact and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading with respect to information relating to the Subadviser, its personnel, or its management of the applicable Fund.

(d)              Use of the Name “Catholic Responsible Investments”.    Subject to the terms set forth in Section 8 of this Agreement, the Subadviser has the right to use the name “Catholic Responsible Investments” in connection with the Subadviser’s services to the Trust, and the Trust shall have the right to use the name “Victory Capital Management Inc.” in connection with the management and operation of each Fund until this Agreement is terminated as set forth herein.  The Adviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Subadviser or the Trust to use the name “Catholic Responsible Investments.” The Subadviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of  the Trust to use the name and “Victory Capital Management Inc.”

(e)              Insurance.    The Subadviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust:  (i) of any material changes in the Subadviser’s insurance policies or insurance coverage; or (ii) if any material claims will be made on the

Subadviser’s insurance policies.  Furthermore, the Subadviser, upon reasonable request, shall provide the Trust with any information that the Subadviser reasonably may require concerning the amount of or scope of said insurance.

(f)              No Detrimental Agreement.    The Subadviser represents and warrants that the Subadviser has no arrangement or understanding with any party, other than the Adviser and the Trust, that would influence the decision of the Subadviser with respect to the Subadviser’s selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)              Conflicts.     The Subadviser shall act honestly, in good faith, and in the best interests of the Trust in performing its obligations hereunder, consistent with the Subadviser’s fiduciary duties under applicable law.

(h)              Compliance Program of the Subadviser.     The Subadviser represents and warrants that:  (a) in accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation by the Subadviser and the Subadviser’s supervised persons (as this term is defined in the Advisers Act) of the Advisers Act and the rules that the Commission has adopted under the Advisers Act; and (b) to the extent that the Subadviser’s activities or services reasonably could be expected materially to affect a Fund, the Subadviser has adopted and implemented and shall maintain written policies and procedures that the Trust’s chief compliance officer determines are reasonably designed to prevent violation of the “federal securities laws” (as this term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Subadviser (the policies and procedures referred to in this Section 7(h) are referred to herein as the Subadviser’s “Compliance Program”).

(i)              Representations.     The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8. Use of Names.

(a) The Name “Catholic Responsible Investments”.    The Adviser grants to the Subadviser a sub-license to use the name “Catholic Responsible Investments” (the “Name”).  The foregoing authorization by the Adviser to the Subadviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Subadviser acknowledges and agrees that, as between the Subadviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name.  The Subadviser shall use the Name only in a manner consistent with uses approved by the Adviser.  Notwithstanding the foregoing, neither the Subadviser nor any affiliate or agent of the subadviser shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided, that the Subadviser is authorized to disclose the Name and the Adviser’s and each Fund’s identities as clients of the Subadviser in any representative client list prepared by the Subadviser for use in marketing materials.  The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement.  The Adviser has obtained all licenses and permissions necessary for the Subadviser to use any index data provided to the Subadviser by the Adviser or Adviser’s agent under this Agreement and the Subadviser is not required to obtain any said licenses or permissions itself .

The Trust grants to the Subadviser a sub-license to use a Fund’s name or the Funds’ names (collectively, a “Fund Name”).  The foregoing authorization by the Trust to the Subadviser to use a Fund Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, a Fund Name.  The Subadviser shall use a Fund Name only in a manner consistent with uses approved by the Trust.  The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement.

(b)  The Name “Victory Capital Management Inc.”      The Subadviser grants to the Adviser and Trust a sub-license to use the name “Victory Capital Management Inc.” (the “Subadviser Name”) in connection with the Funds.  The foregoing authorization by the Subadviser to the Adviser to use the Subadviser Name is not exclusive of the right of the Subadviser itself to use, or to authorize others to use, the Subadviser Name; the Adviser acknowledges and agrees that, as between the Adviser and the Subadviser, the Subadviser has the right to use, or authorize others to use, the Subadviser Name.  The Adviser shall use the Subadviser Name only in a manner consistent with uses approved by the Subadviser.  Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the Subadviser Name or any of the Subadviser’s respective affiliates’ or clients’ names without the prior approval of the Subadviser, which approval shall not be unreasonably withheld or delayed.  The Adviser hereby agrees to make all reasonable efforts to cause the Trust and any affiliate or agent of the Adviser to satisfy the foregoing obligation.  The sub-license granted herein in regard to a Fund shall terminate in the event that the Subadviser no longer is a subadviser to the Fund.

9. Subadviser’s Compensation.

For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the compensation set forth on Exhibit A. Such fees will be computed in accordance with Exhibit A.

If this Agreement is terminated prior to the end of any calendar quarter, the fee shall be prorated for the portion of any quarter in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the quarter, and shall be payable within ten (10) days after the date of termination.

10. Independent Contractor.

In the performance of the Subadviser’s duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust, or the Adviser.  If any occasion should arise in which the Subadviser gives any advice to the Subadviser’s clients concerning the shares of a Fund, the Subadviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11. Assignment and Amendments.

This Agreement automatically shall terminate, without the payment of any penalty, either:  (i) in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); or (ii) in the event of the termination of the Management Agreement; provided, that said termination shall not relieve the Adviser or the Subadviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12. Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a)    The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b)    The Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser and the Trust; or

(c)    The Subadviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Trust; or

(d)    This Agreement automatically shall terminate two (2) years from the date of the Agreement’s execution unless the Agreement’s renewal specifically is approved at least annually thereafter by:  (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust, the Adviser, or the Subadviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(e)    Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Subadviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of a Fund and with respect to any of the Fund’s assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Subadviser under applicable law.  In addition, the Subadviser shall deliver the Fund’s Books and Records to the Adviser and the Trust by such means and in accordance with such schedule as the Adviser and the Trust, respectively, shall direct and otherwise shall cooperate, as reasonably directed by the Adviser and the Trust, in the transition of portfolio asset management to any successor of the Subadviser, including the Adviser; provided, however, that the Subadviser may retain copies of any records automatically archived as part of the Subadviser’s electronic back-up system or as may be required to be retained for legal, regulatory, audit or compliance purposes.

13. Certain Definitions.

For the purposes of this Agreement:

(a) “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b) “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14. Liability of the Subadviser.

(a) The Subadviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in a Fund’s Disclosure Documents relating to the Subadviser and the Subadviser’s affiliates, the Fund’s investment strategies and related risks, and other information supplied by the Subadviser for inclusion therein, in each case solely to the extent that such Disclosure Documents, or the relevant portions thereof, have been provided to the Subadviser by the Adviser with reasonable time for review prior to filing, use, or publication.

(b) The Subadviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Subadviser in contravention of:  (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Subadviser; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code (including, but not limited to, the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as “Improper Investments”); provided, however, that the Subadviser shall not be liable to the extent any such losses are sustained as a result of the Adviser’s or the Trust’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties hereunder.

(c) The Subadviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any said person, an “Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon:  (i) a material breach by the Subadviser of this Agreement or of the representations and warranties made by the Subadviser herein; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Subadviser contained in any Disclosure Document relating to the Subadviser and the Subadviser’s affiliates, each Fund’s investment strategies and related risks, and other information supplied by Subadviser for inclusion therein, or the omission by the Subadviser from a Disclosure Document of a material fact regarding the Subadviser or the Subadviser’s investment program required to be stated therein or necessary to make the statements therein not misleading, in each case solely to the extent that such Disclosure Documents, or the relevant portions thereof, have been provided to the Subadviser by the Adviser with reasonable time for review prior to filing, use, or publication; or (iv) the Subadviser’s performance or non-performance of the Subadviser’s duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to the Trust’s shareholders to which said Indemnified Party otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person’s office with the Trust.

15. Confidentiality.

(a)    From time to time, a party may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties.  For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to a party’s (“Discloser”) or the party’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(b)    Confidential Information shall NOT include:  (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient (“Recipient”); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(c)    Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner.  Recipient agrees:  (a) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient’s own confidential and proprietary information; (b) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (c) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (e) below; (d) to inform third-party recipients of the confidential nature of the Confidential Information; and (e) to disclose Confidential Information to Recipient’s officers, directors, representatives, agents, or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information.  Neither Discloser nor any of Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(d)    Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser.  Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(e)    Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation.  Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation.  If requested, Recipient shall reasonably cooperate at Discloser’s expense in defending against any said court or administrative order.

(f)     It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

16. Enforceability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17. Limitation of Liability.

The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of a Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. Under no circumstances shall either party hereto be liable to the other for special, punitive, or consequential damages, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages.

18.  Change In the Subadviser’s Ownership.

The Subadviser agrees that the Subadviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Subadviser that could: (i) materially impact the services provided by the Subadviser to a Fund, or (ii) that could result in a change of control under Section 15(a)(4) of the 1940 Act, within a reasonable time prior to said change being effected to the extent permitted by applicable law.

19. Jurisdiction.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Subadviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

20. Paragraph Headings.

The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

21. Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

By: /s/ Jeffrey A. McCroy

Name:   Jeffrey A. McCroy
Title:     President & CEO

VICTORY CAPITAL MANAGEMENT INC.

By: /s/ Michael Policarpo
Name:  Michael Policarpo
Title:    President, CFO & CAO

ACKNOWLEDGED & ACCEPTED BY:

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

By: /s/ Michael G. Beattie

Name: Michael G. Beattie

Title: President

SCHEDULE A

to the

SUBADVISORY AGREEMENT

dated June 24, 2026, between

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

and

VICTORY CAPITAL MANAGEMENT INC.

On behalf of the Funds, the Adviser shall pay to the Subadviser as compensation for the Subadviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Subadviser from time to time in accordance with the following fee schedule and the computation terms below:

Fund	Rate
Catholic Responsible Investments Small-Mid Cap Equity Fund	[REDACTED]

EXHIBIT D

Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Westfield Capital Management Company, L.P., relating to the Catholic Responsible Investments Small-Mid Cap Equity Fund

SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT (the “Agreement”) made as of this 24th day of June, 2026, by and between Christian Brothers Investment Services, Inc. (the “Adviser”), an Illinois corporation with its principal place of business at 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606, and Westfield Capital Management Co., L.P. (the “Subadviser”), a Delaware limited partnership, with the Subadviser’s principal place of business at One Financial Center, 23rd Floor, Boston, MA 02111.

W I T N E S S E T H

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the series set forth on Schedule A to this Agreement (each, a “Fund,” and, collectively, the “Funds”), and pursuant to the provisions of the Investment Advisory Agreement, dated as of November 17, 2021, by and between the Adviser and the Trust (the “Management Agreement”), the Adviser has selected the Subadviser to act as sub-investment adviser of each Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth; and

WHEREAS, each of the Adviser and the Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Management Agreement contemplates that the Adviser may appoint a subadviser to perform some or all of the services for which the Adviser is responsible thereunder; and

WHEREAS, the Subadviser is willing to furnish these services to the Adviser and each Fund listed in Schedule A to this Agreement, as said Schedule may be amended from time to time upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1.      The Subadviser’s Services.

(a)              Discretionary Investment Management Services.  The Subadviser shall act as sub-investment adviser with respect to each Fund in regard to those Fund assets as may be allocated by the Adviser to the Subadviser (the “Assets”).  In said capacity, the Subadviser, subject to the supervision of the Adviser and the Board, regularly shall provide the Fund with investment research, advice, and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund.  The Subadviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect.  To carry out these obligations, the Subadviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions.   No reference in

this Agreement to the Subadviser having full discretionary authority over the Fund’s investments in any way shall limit the right of either the Adviser or the Board, in either the Adviser’s or the Board’s respective sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise either the Adviser’s or the Board’s respective right to control the overall management of the Fund’s assets.  As applicable and appropriate, and without limiting the generality of the foregoing, the Subadviser has the authority to enter into trading agreements on behalf of the Fund and to adhere on the Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”).

(b) Compliance.  The Subadviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”),  the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Subadviser’s business as a registered investment adviser.  The Subadviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions, and procedures approved by the Board or the Adviser and provided to the Subadviser.  In selecting the Fund’s portfolio securities and performing the Subadviser’s obligations hereunder, the Subadviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.  The Subadviser shall maintain compliance procedures that the Subadviser reasonably believes are adequate to ensure the compliance with the foregoing.  No supervisory activity undertaken by the Adviser or by the Board shall limit the Subadviser’s full responsibility for any of the foregoing.

(c)  Proxy Voting.

Pursuant to Board authority, the Adviser has the delegated authority to determine how proxies with respect to securities that are held by each Fund shall be voted.  The Adviser, and not the Sub-Adviser, is responsible for voting proxies for the Fund.

 The Sub-Adviser promptly shall forward to the Adviser any information or documents necessary for the Adviser to exercise the Adviser’s proxy voting responsibilities.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for filing shareholder resolutions or engaging in corporate dialogues with respect to companies held in a Fund’s portfolio in furtherance of Adviser’s Commitment to Catholic Responsible Investments.

(d) Recordkeeping.  The Subadviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Trust, or the Trust’s Board the information required to be supplied under this Agreement.

The Subadviser shall maintain separate books and detailed records of all matters pertaining to the Fund’s Assets advised by the Subadviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Subadviser’s responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”).  The Fund Books and Records shall be available to the Adviser and the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

(e) Holdings Information and Pricing.  The Subadviser shall provide regular reports regarding each Fund’s holdings, and, on the Subadviser’s own initiative, may furnish the Adviser, the Trust, and the Trust’s Board from time to time with whatever information the Subadviser believes is appropriate for this purpose.  The Subadviser agrees to notify the Adviser and the Board promptly if the Subadviser reasonably believes that the value of any security held by a Fund may not reflect fair value.  The Subadviser agrees to provide, upon request, any pricing information of which the Subadviser is aware to the Adviser, Trust, the Trust’s Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.

(f) Cooperation With Agents of the Adviser and the Trust.      The Subadviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding each Fund as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(g) Consultation With Other Subadvisers.       In performance of the Subadviser’s duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to a Fund or a subadviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund.  The Subadviser shall not provide investment advice to any assets of the Fund other than the Assets managed by the Subadviser.

2.      Code of Ethics.

The Subadviser has adopted a written code of ethics that the Subadviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), which the Subadviser has provided to the Adviser and the Trust.  The Subadviser shall ensure that the Subadviser’s “Access Persons” (as that term is defined in the Subadviser’s Code of Ethics) comply in all material respects with the Subadviser’s Code of Ethics, as in effect from time to time.  Upon request, the Subadviser shall provide the Adviser and the Trust with (i) a copy of the Subadviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Subadviser has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Subadviser’s Code of Ethics. Annually, the Subadviser shall furnish a written report to the Adviser and the Trust’s Board concerning the Subadviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1.  The Subadviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Subadviser.  The Subadviser shall promptly notify the Adviser and the Trust of any material violation of the Code, whether or not said violation relates to a security held by a Fund.

3.      Information and Reporting.

The Subadviser shall provide the Adviser, the Trust, and the Adviser’s and the Trust’s respective officers with such periodic reports concerning the obligations that the Subadviser has assumed under this Agreement as the Adviser and the Trust from time to time reasonably may request.

(a)              Notification of Breach / Compliance Reports.  The Subadviser shall promptly notify the Trust’s Chief Compliance Officer and Adviser’s Chief Compliance Officer upon detection of (i) any material failure to manage a Fund in accordance with the Fund’s investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Subadviser’s policies, guidelines, or procedures that would impact the Fund.  In addition, the Subadviser shall provide a quarterly report regarding each Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund’s and the Adviser’s policies, guidelines, or procedures as applicable to the Subadviser’s obligations under this Agreement. The Subadviser acknowledges and agrees that the Adviser, in the Adviser’s discretion, may provide these quarterly compliance certifications to the Board.  The Subadviser agrees to correct any said failure promptly and to take any action that the Board and/or the Adviser reasonably may request in connection with any said breach.  Upon request, the Subadviser also shall provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended.  The Subadviser promptly shall notify the Trust and the Adviser in the event that:  (i) the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Subadviser with the federal or state securities laws; or (ii) an actual change in control of the Subadviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b)              Inspection.  Upon reasonable request, the Subadviser agrees to make the Subadviser’s records and premises (including the availability of the Subadviser’s employees for interviews) -- to the extent that these records relate to the conduct of services provided to each Fund or the Subadviser’s conduct of the Subadviser’s business as an investment adviser -- reasonably available for compliance audits by the Adviser and/or the Trust’s officers, employees, accountants, or counsel; in this regard, the Trust and the Adviser acknowledge that the Subadviser shall have no obligation to make available proprietary information unrelated to the services provided by the Subadviser to the Fund or any information related to other clients of the Subadviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules, or regulations in the Subadviser’s management of the Fund.

(c)              Board and Filings Information.  The Subadviser shall provide the Adviser and the Trust with any information reasonably requested regarding the Subadviser’s management of each Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission.  The Subadviser shall make the Subadviser’s officers and employees available to meet with the Board from time to time on due notice to review the Subadviser’s investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(d)              Transaction Information.     The Subadviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents to perform such compliance testing on each Fund and the Subadviser’s services as the Adviser and the Trust, in the Adviser’s or the Trust’s respective sole discretion, may determine to be appropriate.  The provision of said information by the Subadviser to the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents in no way relieves the Subadviser of the Subadviser’s own responsibilities under this Agreement.

4.      Brokerage.

(a)              Principal Transactions.  In connection with purchases or sales of securities for the account of a Fund, neither the Subadviser nor any of the Subadviser’s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)              Placement of Orders.  The Subadviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund’s account with brokers or dealers selected by the Subadviser.  The Subadviser shall place these orders with or through such persons, brokers, or dealers chosen by the Subadviser to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the provisions of Section 4 of this Agreement.

(c)              Best Execution.  In executing Fund transactions and selecting brokers or dealers, the Subadviser is directed at all times to use the Subadviser’s best efforts to seek on behalf of each Fund the most-favorable execution, net price, and best overall terms available under the circumstances.  In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that the Subadviser deems relevant, including, among other factors, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  The Subadviser shall have the express authority to negotiate, open, continue, and terminate brokerage accounts and other trading arrangements with respect to all portfolio transactions entered into by the Subadviser for a Fund.

(d)              Access To Brokerage and Research.    It also is understood that it is desirable for each Fund that the Subadviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof.  The Subadviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by these brokers may be useful to the Subadviser in connection with the Subadviser’s or the Subadviser’s affiliates’ services to other clients.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser, therefore, also may consider the “brokerage and research services” provided (as this term is defined in Section 28(e) of the 1934 Act).  Consistent with any guidelines established by the Board and Section 28(e) of the 1934 Act, the Subadviser is authorized to pay to a broker or dealer who provides said brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser in good faith determines that this commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to the Subadviser’s discretionary clients, including the Funds.

(e)              Affiliated Brokers.  The Subadviser or any of the Subadviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to:  (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law.  These brokerage services are not within the scope of the duties of the Subadviser under this Agreement.  Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or the Subadviser’s affiliates may receive brokerage commissions, fees, or other remuneration from a Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

(f)              Aggregated Transactions.  The Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Subadviser, or the Trust’s principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what these would be with other qualified firms.  On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased.  In said event, the Subadviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser reasonably considers to be equitable and consistent with the Subadviser’s fiduciary obligations to the Fund and to such other clients under the circumstances.

(g)              Reporting of Transactions.  The Subadviser shall provide each Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise shall cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodians and foreign custodians, the Trust’s transfer agent and pricing agents, and all other agents and representatives of the Trust.

5.      Custody.

Nothing in this Agreement shall permit the Subadviser to take or receive physical possession of cash, securities, or other investments of a Fund.

6.      Allocation of Charges and Expenses.

The Subadviser shall bear the Subadviser’s own costs of providing services hereunder.  Other than as herein specifically indicated, the Subadviser shall not be responsible for a Fund’s or the Adviser’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.      Representations, Warranties, and Covenants.

(a)              Properly Registered.  The Subadviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement.  The Subadviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Subadviser, there is no proceeding or investigation that reasonably is likely to result in the Subadviser being prohibited from performing the services contemplated by this Agreement.  The Subadviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser to an investment company.  The Subadviser is in compliance in all material respects with all applicable federal and state law in connection with the Subadviser’s investment management operations.

(b)              ADV Disclosure.  The Subadviser has provided the Adviser and the Trust with a copy of Part I of the Subadviser’s Form ADV, as most-recently filed with the Commission, and with a copy of Part II of the Subadviser’s Form ADV, as most-recently updated, and, promptly after filing any amendment to the Subadviser’s Form ADV with the Commission or updating Part II of the Subadviser’s Form ADV, shall furnish a copy of said amendments or updates to the Adviser and the Trust.  The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c)              Fund Disclosure Documents.  The Subadviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to each Fund (collectively the “Disclosure Documents”), and represents and warrants that said Disclosure Documents contain or shall contain no untrue statement of any material fact and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)              Use of the Name “Catholic Responsible Investments”.    Subject to the terms set forth in Section 8(a) of this Agreement, the Subadviser has the right to use the name “Catholic Responsible Investments” in connection with the Subadviser’s services to the Trust, and the Trust shall have the right to use the names “Westfield Capital Management Co., L.P.” in connection with the management and operation of each Fund until this Agreement is terminated as set forth herein.  The Subadviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Subadviser or the Trust to use the names “Catholic Responsible Investments” and “Westfield Capital Management Co., L.P.”

(e)              Insurance.    The Subadviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust:  (i) of any material changes in the Subadviser’s insurance policies or insurance coverage; or (ii) if any material claims will be made on the Subadviser’s insurance policies.  Furthermore, the Subadviser, upon reasonable request, shall provide the Trust with any information that the Subadviser reasonably may require concerning the amount of or scope of said insurance.

(f)              No Detrimental Agreement.    The Subadviser represents and warrants that the subadviser has no arrangement or understanding with any party, other than the Adviser and the Trust, that would influence the decision of the Subadviser with respect to the Subadviser’s selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)              Conflicts.     The Subadviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Subadviser’s personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Subadviser’s fiduciary duties under applicable law.

(h)              Compliance Program of the Subadviser.     The Subadviser represents and warrants that:  (a) in accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation by the Subadviser and the Subadviser’s supervised persons (as this term is defined in the Advisers Act) of the Advisers Act and the rules that the Commission has adopted under the Advisers Act; and (b) to the extent that the Subadviser’s activities or services reasonably could be expected materially to affect a Fund, the Subadviser has adopted and implemented and shall maintain written policies and procedures that the Trust’s chief compliance officer determines are reasonably designed to prevent violation of the “federal securities laws” (as this term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Subadviser (the policies and procedures referred to in this Section 7(h) are referred to herein as the Subadviser’s “Compliance Program”).

(i)              Representations.     The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8. Use of Names.

(a) The Name “Catholic Responsible Investments”.    The Adviser grants to the Subadviser a sub-license to use the name “Catholic Responsible Investments” (the “Name”).  The foregoing authorization by the Adviser to the Subadviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Subadviser acknowledges and agrees that, as between the Subadviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name.  The Subadviser shall use the Name only in a manner consistent with uses approved by the Adviser.  Notwithstanding the foregoing, neither the Subadviser nor any affiliate or agent of the subadviser shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided, that the Subadviser is authorized to disclose the Name and the Adviser’s and each Fund’s identities as clients of the Subadviser in any representative client list prepared by the Subadviser for use in marketing materials.  The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement.  The Adviser has obtained all licenses and permissions necessary for the Subadviser to use any index data provided to the Subadviser by the Adviser or Adviser’s agent under this Agreement and the Subadviser is not required to obtain any said licenses or permissions itself .

The Trust grants to the Subadviser a sub-license to use a Fund’s name or the Funds’ names (collectively, a “Fund Name”).  The foregoing authorization by the Trust to the Subadviser to use a Fund Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, a Fund Name.  The Subadviser shall use a Fund Name only in a manner consistent with uses approved by the Trust.  The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement.

(b)  The Name “Westfield Capital Management Co., L.P.”.      The Subadviser grants to the Adviser and Trust a sub-license to use the name “Westfield Capital Management Co., L.P.” (the “Subadviser Name”) in connection with the Funds.  The foregoing authorization by the Subadviser to the Adviser to use the Subadviser Name is not exclusive of the right of the Subadviser itself to use, or to authorize others to use, the Subadviser Name; the Adviser acknowledges and agrees that, as between the Adviser and the Subadviser, the Subadviser has the right to use, or authorize others to use, the Subadviser Name.  The Adviser shall use the Subadviser Name only in a manner consistent with uses approved by the Subadviser.  Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the Subadviser Name or any of the Subadviser’s respective affiliates or clients names without the prior approval of the Subadviser, which approval shall not be unreasonably withheld or delayed.  The Adviser hereby agrees to make all reasonable efforts to cause the Trust and any affiliate or agent of the Adviser to satisfy the foregoing obligation.  The sub-license granted herein in regard to a Fund shall terminate in the event that the Subadviser no longer is a subadviser to the Fund.

9. Subadviser’s Compensation.

For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the compensation set forth on Exhibit A. Such fees will be computed in accordance with Exhibit A.

If this Agreement is terminated prior to the end of any calendar quarter, the fee shall be prorated for the portion of any quarter in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the quarter, and shall be payable within ten (10) days after the date of termination.

10. Independent Contractor.

In the performance of the Subadviser’s duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust, or the Adviser.  If any occasion should arise in which the Subadviser gives any advice to the Subadviser’s clients concerning the shares of a Fund, the Subadviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11. Assignment and Amendments.

This Agreement automatically shall terminate, without the payment of any penalty, either:  (i) in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); or (ii) in the event of the termination of the Management Agreement; provided, that said termination shall not relieve the Adviser or the Subadviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12. Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a)    The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b)    The Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser and the Trust; or

(c)    The Subadviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Trust; or

(d)    This Agreement automatically shall terminate two (2) years from the date of the Agreement’s execution unless the Agreement’s renewal specifically is approved at least annually thereafter by:  (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust, the Adviser, or the Subadviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(e)    Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Subadviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of a Fund and with respect to any of the Fund’s assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Subadviser under applicable law.  In addition, the Subadviser shall deliver the Fund’s Books and Records to the Adviser and the Trust by such means and in accordance with such schedule as the Adviser and the Trust, respectively, shall direct and otherwise shall cooperate, as reasonably directed by the Adviser and the Trust, in the transition of portfolio asset management to any successor of the Subadviser, including the Adviser.

13. Certain Definitions.

For the purposes of this Agreement:

(a) “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b) “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14. Liability of the Subadviser.

(a) The Subadviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in a Fund’s Disclosure Documents relating to the Subadviser and the Subadviser’s affiliates, the Fund’s investment strategies and related risks, and other information supplied by the Subadviser for inclusion therein.

(b) The Subadviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Subadviser in contravention of:  (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Subadviser; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code (including, but not limited to, the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as “Improper Investments”).

(c) The Subadviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any said person, an “Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the

1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon:  (i) a material breach by the Subadviser of this Agreement or of the representations and warranties made by the Subadviser herein; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Subadviser contained in any Disclosure Document relating to the Subadviser and the Subadviser’s affiliates, each Fund’s investment strategies and related risks, and other information supplied by Subadviser for inclusion therein, or the omission by the Subadviser from a Disclosure Document of a material fact regarding the Subadviser or the Subadviser’s investment program required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Subadviser’s performance or non-performance of the Subadviser’s duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to the Trust’s shareholders to which said Indemnified Party otherwise would be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person’s office with the Trust.

15. Confidentiality.

(a)    From time to time, a party may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties.  For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to a party’s (“Discloser”) or the party’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(b)    Confidential Information shall NOT include:  (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient (“Recipient”); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(c)    Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner.  Recipient agrees:  (a) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient’s own confidential and proprietary information; (b) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (c) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (e) below; (d) to inform third-party recipients of the confidential nature of the Confidential Information; and (e) to disclose Confidential Information to Recipient’s officers, directors, representatives, agents, or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information.  Neither Discloser nor any of Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(d)    Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser.  Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(e)    Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation.  Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation.  If requested, Recipient shall reasonably cooperate at Discloser’s expense in defending against any said court or administrative order.

(f)     It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

16. Enforceability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17. Limitation of Liability.

The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of a Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

18.  Change In the Adviser’s Ownership.

The Subadviser agrees that the Subadviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Subadviser that could: (i) materially impact the services provided by the Subadviser to a Fund, or (ii) that could result in a change of control under Section 15(a)(4) of the 1940 Act, within a reasonable time prior to said change being effected.

19. Jurisdiction.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Subadviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

20. Paragraph Headings.

The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

21. Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

By: /s/ Jeffrey A. McCroy

Name:   Jeffrey A. McCroy
Title:     President & CEO

WESTFIELD CAPITAL MANAGEMENT CO., L.P.

By: /s/ Kathryn Kearney
Name: Kathryn Kearney
Title:  CFO & CCO

ACKNOWLEDGED & ACCEPTED BY:

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

By: /s/ Michael G. Beattie

Name: Michael G. Beattie

Title: President

SCHEDULE A

to the

SUBADVISORY AGREEMENT

dated June 24, 2026, between

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

and

WESTFIELD CAPITAL MANAGEMENT CO., L.P.

On behalf of the Funds, the Adviser shall pay to the Subadviser as compensation for the Subadviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Subadviser from time to time in accordance with the following fee schedule and the computation terms below:

Fund	Rate
Catholic Responsible Investments Small-Mid Cap Equity Fund	[REDACTED]